UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Owlet, Inc.
(Name of Registrant as Specified in its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Owlet, Inc.
3300 North Ashton Boulevard, Suite 300
Lehi, Utah 84043

July 3, 2024
Dear Fellow Stockholders:
I am pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Owlet, Inc. on Friday, August 16, 2024 at 1:00 p.m. (Eastern Time). Our Annual Meeting will be completely virtual, and you will not be able to attend the Annual Meeting in person. We believe this format will provide a consistent experience for our stockholders and allows all stockholders with Internet connectivity to participate in the Annual Meeting regardless of location. Our Annual Meeting will be conducted via live webcast, and you can access the Annual Meeting at www.virtualshareholdermeeting.com/OWLT2024.
We are using the “Notice and Access” method of providing proxy materials to our stockholders by electronic delivery via the Internet. We believe electronic delivery expedites your receipt of and provides convenient access to our proxy materials, reduces the environmental impact of the Annual Meeting and reduces proxy material printing and distribution costs. Under this method, we have sent a Notice of Internet Availability of Proxy Materials (the “Notice & Access Card”) to stockholders of record as of the close of business on June 27, 2024 (the “Record Date”). The notice contains instructions on how to access our 2024 Proxy Statement (the “Proxy Statement”) and 2023 Annual Report and vote electronically on the Internet. This notice and our Proxy Statement also contain instructions on how to request and receive a printed copy of our proxy materials if you prefer.
To attend and participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/OWLT2024 or follow the instructions provided by your bank or broker. Please be advised that only stockholders who held Owlet shares as of the close of business on the Record Date are entitled to notice of and will be permitted to participate and vote at the Annual Meeting. Your proxy card, voting instruction form or Notice & Access Card will include a 16-digit control number. Upon entering your control number online, you will receive further instructions, including unique hyperlinks that will allow you to access, submit questions and vote at the virtual Annual Meeting.
Whether or not you plan to attend the Annual Meeting, we encourage you to vote. It is important that your shares be represented and voted at the Annual Meeting. Please promptly cast your vote by telephone or electronically via the Internet, or, if you requested to receive printed proxy materials, by completing and returning your signed proxy card in the enclosed postage-paid envelope or to the address indicated on your proxy card or voting instruction form. Voting electronically, by telephone or by returning your proxy card does not deprive you of the right to attend the Annual Meeting virtually and vote your shares during the Annual Meeting for the business matters acted upon. Additional attendance, participation and voting information is included in the Proxy Statement and with your proxy materials.
As co-founder and Chief Executive Officer of Owlet, I am inspired by our customers and deeply committed to helping parents find joy and extra peace of mind in parenting through our industry-leading digital health infant monitoring platform. On behalf of the Board of Directors and management, we appreciate your continued support, confidence and investment in Owlet, Inc.

Kurt Workman
Co-Founder, Chief Executive Officer and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Friday, August 16, 2024, 1:00 p.m. (Eastern Time)
Virtual Meeting Only – No Physical Meeting Location

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Owlet, Inc. (the “Company”) will be held on Friday, August 16, 2024, at 1:00 p.m. (Eastern Time). The Annual Meeting will be completely virtual, and you will not be able to attend the Annual Meeting in person. The Annual Meeting will be conducted via live webcast at www.virtualshareholdermeeting.com/OWLT2024, and stockholders will be able to attend, vote and submit questions via the Internet during the webcast.

Items of Business

1.	Elect Laura J. Durr, Amy N. McCullough and Lior Susan as Class III directors to hold office until the Company’s 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	Approve an amendment to the Owlet, Inc. 2021 Incentive Award Plan (the “2021 Plan”) to increase the number of shares of Common Stock reserved for issuance under the 2021 Plan;

3.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024; and

4.	Transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Record Date

The record date for the Annual Meeting is June 27, 2024 (“Record Date”). Only holders of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock as of the close of business on the Record Date are entitled to notice of the Annual Meeting and to vote on all business transacted at the Annual Meeting or any continuation, postponement or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to the Company at legal@owletcare.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Voting Your Proxy

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save the Company the expense of further solicitation. Stockholders are encouraged to attend, participate in and vote at the virtual Annual Meeting via the live webcast. Whether or not you plan to attend the virtual Annual Meeting, your vote is important. Please promptly complete and return your signed proxy card in the enclosed envelope or submit your proxy by telephone or via the Internet as described on your proxy card or voting instruction form. As described in the 2024 Proxy Statement (the “Proxy Statement”), you may also vote electronically at the virtual Annual Meeting if you attend and participate in the virtual Annual Meeting.

Annual Meeting Attendance and Participation

Please be advised that to attend and participate in the Annual Meeting, you must either visit www.virtualshareholdermeeting.com/OWLT2024 and enter the 16-digit control number (included on your proxy card or Notice of Internet Availability of Proxy Materials) or follow the instructions provided by your bank or broker. Upon entering your control number, you will receive further instructions, including unique hyperlinks that will allow you to access, submit questions and vote at the virtual Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, you must obtain a valid proxy from your bank or brokerage firm in order to submit your vote at the virtual Annual Meeting.

Please refer to the accompanying Proxy Statement for additional details and important information about the virtual Annual Meeting.

By Order of the Board of Directors:

Kurt Workman
Co-Founder, Chief Executive Officer and Director

July 3, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 16, 2024: This Notice of Annual Meeting of Stockholders, the 2024 Proxy Statement and the 2023 Annual Report to Stockholders are available free of charge at www.proxyvote.com.

Page
PROXY STATEMENT	1

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

PROPOSAL 1 - ELECTION OF DIRECTORS	7
Board Size and Structure	7
Current Directors, Classes and Terms	7
Nominees for Director	7
Director & Director Nominee Qualifications and Biographical Information	7
Board Recommendation	10

PROPOSAL 2 - APPROVAL OF AN AMENDMENT TO THE OWLET, INC. 2021 INCENTIVE AWARD PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 2021 PLAN	11
Reasons for the Proposed Plan Amendment	11
Burn Rate and Overhang	11
Overview of Key Change Implemented by the Plan Amendment	12
Summary	12
Miscellaneous Provisions	15
Federal Income Tax Consequences	16
Vote Required	18
Board Recommendation	18

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
Appointment of Independent Registered Public Accounting Firm	19
Audit, Audit-Related, Tax and All Other Fees	19
Pre-Approval Policies and Procedures	19
Board Recommendation	20

AUDIT COMMITTEE REPORT	21

EXECUTIVE OFFICERS	22

CORPORATE GOVERNANCE	23
Corporate Governance Guidelines	23
Board Leadership Structure	23
Director Independence	23
Board Committees	24
Board and Board Committee Meetings and Attendance	26
Director Nominations Process	26
Board Role in Risk Oversight	27
Committee Charters and Corporate Governance Guidelines	27
Code of Business Conduct and Ethics	28
Anti-Hedging Policy	28
Communications with the Board	28

i

ii

Owlet, Inc.
3300 North Ashton Boulevard, Suite 300
Lehi, Utah 84043

PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

This 2024 proxy statement (the “Proxy Statement”) includes certain information about Owlet, Inc. (the “Company,” “Owlet,” “we,” “us” or “our”), and is being solicited by the Company’s Board of Directors (the “Board”), in connection with our 2024 Annual Meeting of Stockholders to be held virtually on Friday, August 16, 2024 at 1:00 p.m. (Eastern Time) and any continuation, postponement or adjournment thereof (the “Annual Meeting”). You should read this Proxy Statement carefully before voting at the Annual Meeting. For more complete information regarding Owlet’s 2023 performance, you are encouraged to review the Company’s 2023 Annual Report to Stockholders (the “2023 Annual Report”) or our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”).
References in this Proxy Statement to “Old Owlet” refer to Owlet Baby Care Inc., and “2023,” “2022” and other years refer to the Company’s fiscal year for the respective period indicated. Websites referenced throughout this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of, and is not incorporated by reference into, this Proxy Statement.
On or about July 3, 2024, this Proxy Statement and an accompanying proxy card will first be mailed to stockholders or made available to stockholders electronically via the Internet at www.proxyvote.com and on our Investor Relations website at www.investors.owletcare.com. Our website is not part of this Proxy Statement; references to our website address in this Proxy Statement are intended to be inactive textual references only.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Friday, August 16, 2024 at 1:00 p.m. (Eastern Time). The Annual Meeting will be a virtual meeting that will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OWLT2024 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Notice & Access Card”), on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on the June 27, 2024 record date (the “Record Date”).
Why is the Company holding a virtual meeting?
We want to use the latest technology to provide expanded access, improved communication and cost savings for the Company and our stockholders while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. Furthermore, we believe this format will provide a consistent experience to our stockholders, allow stockholders with Internet connectivity to participate in the Annual Meeting regardless of location and a virtual meeting enable increased stockholder attendance and participation because stockholders can participate from any location around the world.
How do I attend the Annual Meeting?
To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or Notice & Access Card that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank, broker or other nominee to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 1:00 p.m. (Eastern Time). We encourage you to access the meeting prior to the start time, and please refer to the proxy materials and visit

www.virtualshareholdermeeting.com/OWLT2024 for additional information regarding online check-in times and procedures.
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/OWLT2024. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/OWLT2024.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/OWLT2024 on the day of the Annual Meeting.

•	Webcast starts at 1:00 p.m. (Eastern Time).

•	You will need your 16-digit control number to enter the Annual Meeting.

•	Stockholders may submit questions while attending the Annual Meeting via the Internet.
What am I being asked to vote on at the Annual Meeting?
You are being asked to vote on the following four proposals described in this Proxy Statement:

Proposal 1:
Elect Laura J. Durr, Amy N. McCullough and Lior Susan as Class III directors to hold office until the Company’s 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Proposal 2:	Approve an amendment to the Owlet, Inc. 2021 Incentive Award Plan (the “2021 Plan”) to increase the number of shares of Common Stock reserved for issuance under the 2021 Plan (the “Plan Amendment Proposal”).

Proposal 3:	Ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for 2024.
Could other matters be decided at the Annual Meeting?
At the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a registered stockholder and have submitted a proxy card, the persons named in your proxy card (the “Named Proxies”) will have the discretion to vote on those matters for you.
When is the Record Date, and who is entitled to vote?
All holders of record of shares of Common Stock and Series A Preferred Stock at the close of business on June 27, 2024 are entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. Except as otherwise provided in the certificates of designation relating to the Series A Preferred Stock and Series B Preferred Stock or as required by law, holders of shares of Series A Preferred Stock and Series B Preferred Stock are entitled to vote with the holders of shares of Common Stock (and any other class or series that may similarly be entitled to vote with the holders of Common Stock) and not as a separate class, at any annual or special meeting of stockholders of the Company.
At the close of business on the Record Date, there were 9,099,539 shares of our Common Stock issued and outstanding and entitled to vote, 27,200 shares of Series A Preferred Stock issued and outstanding, representing 3,965,011 in voting power entitled to vote, and 9,250 shares of Series B Preferred Stock issued and outstanding, representing 1,199,348 in voting power entitled to vote.
Each share of Common Stock entitles its holder to one vote. Each share of Series A Preferred Stock and Series B Preferred Stock entitles its holder to a number of votes equal to the whole number of shares of Common Stock into which a share of Series A Preferred Stock and Series B Preferred Stock, respectively, can be converted, subject, in the case of the Series B Preferred Stock, to the Share Cap (as defined below under “Certain Relationships and Related Person Transactions — February 2024 Private Placement Financing”). Eclipse is not currently permitted to vote shares of Series B Preferred Stock it holds to the extent such shares would result in Eclipse beneficially owning more than the Share Cap, provided that all outstanding Series B

Preferred Stock and all of the shares of Common Stock underlying such Series B Preferred Stock are deemed to be outstanding for such calculation (but, in the case of Eclipse, only up to the Share Cap) and no unexercised rights, options, warrants or conversion privileges to acquire shares of Common Stock are included.

The Share Cap is subject to change or removal from time to time by written notice by Eclipse to the Company in its sole discretion; however, any increase in the Share Cap will not be effective before the sixty-first (61st) day after such written notice is delivered to the Company. As of the date of this Proxy Statement, Eclipse has not provided written notice to the Company of any change to, or removal of, the Share Cap.

How do I vote my shares without attending the Annual Meeting?
You may vote your shares prior to the Annual Meeting in any of the following three ways:

•
Internet — Visit www.proxyvote.com or the website shown on your Notice & Access Card, proxy card or voting instruction form, and follow the instructions on how to vote your shares and complete an electronic proxy card. You will need the 16-digit control number included on your Notice & Access Card to vote by Internet.

•
Telephone — Call 800-690-6903 or the toll-free telephone number shown on your Notice & Access Card, proxy card or voting instruction form. You will need the 16-digit control number included on your Notice & Access Card to vote by telephone.

•
Mail — Complete, sign and date your proxy card where indicated, and return the proxy card in the postage-paid envelope provided to you. You should sign your name exactly has it appears on the proxy card. If you are signing in a representative capacity (for example, as a guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If your shares are held in the name of a bank, broker or other nominee, you will receive instructions on how to vote from the bank, broker or other nominee. You must follow the instructions of such bank, broker or other nominee in order for your shares to be voted.
How do I vote my shares during the Annual Meeting?
You may vote your shares electronically during the virtual Annual Meeting, even if you have previously submitted your vote. To vote at the Annual Meeting, you must attend the Annual Meeting. To attend and participate in the Annual Meeting, you must either visit www.virtualshareholdermeeting.com/OWLT2024 and enter the 16-digit control number (included on your proxy card or Notice of Internet Availability of Proxy Materials) or follow the instructions provided by your bank or broker. Upon entering your control number at www.virtualshareholdermeeting.com/OWLT2024, you will receive further instructions, including unique hyperlinks that will allow you to access, submit questions and vote at the virtual Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, you must obtain a valid proxy from your bank or brokerage firm in order to submit your vote at the virtual Annual Meeting.
What is the deadline for submitting a proxy?
In order to be counted, proxies submitted by beneficial owners via the Internet and telephone voting facilities will close for stockholders of record as of the Record Date at 11:59 p.m. (Eastern Time) on August 15, 2024. Proxy cards with respect to shares held of record must be received prior to the start of the Annual Meeting.
How does the Board recommend that I vote?
The Board recommends that you vote:

•	FOR the each of the Class III director nominees to the Board set forth in this Proxy Statement.

•	FOR the amendment to increase the number of shares of Common Stock reserved for issuance under the Owlet, Inc 2021 Incentive Award Plan.

•	FOR the ratification of the appointment of PwC as our independent registered public accounting firm for 2024.

How many votes are required to approve each proposal?

Proposal 1:	Our directors are elected by a plurality of the votes cast. This means that the director nominees receiving the highest number of affirmative “FOR” votes cast, by holders of shares of our Common Stock and shares of our Series A Preferred Stock and Series B Preferred Stock voting on an as-converted-to-Common Stock basis (not to exceed the Share Cap as described on page 38), voting together as a single class, even if less than a majority, will be elected. Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director nominee because directors are elected by plurality voting. Because this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Any broker non-votes will have no effect on the outcome of this proposal. There is no cumulative voting.

Proposal 2:	The proposal to amend the Owlet, Inc. 2021 Incentive Award Plan to increase the number of shares of Common Stock reserved for issuance under the plan requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter by holders of shares of our Common Stock and shares of our Series A Preferred Stock and Series B Preferred Stock voting on an as-converted-to-Common Stock basis (not to exceed the Share Cap as described on page 38), voting together as a single class. A vote marked as an “abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal. Because this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal, and broker non-votes will have no effect on the outcome of this proposal.

Proposal 3:	The proposal to ratify the appointment of PwC as our independent registered public accounting firm for 2024 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter by holders of shares of our Common Stock and shares of our Series A Preferred Stock and Series B Preferred Stock voting on an as-converted-to-Common Stock basis (not to exceed the Share Cap as described on page 38), voting together as a single class. A vote marked as an “abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal. Also, because this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal, and we do not expect any broker non-votes on this matter. However, if there are any broker non-votes, they will have no effect on the outcome of this proposal.
What if I do not specify how my shares are to be voted?
If you submit your proxy card but do not indicate any voting instructions, the Company, by way of the Named Proxies, will vote your shares FOR the election of each of the Class III director nominees named in Proposal 1 and FOR Proposals 2 and 3.
Can I change my vote after I have delivered my proxy card or voting instruction form?
Yes. Regardless of whether you voted by Internet, telephone or mail, if you are a registered stockholder, you may change your vote and revoke your proxy by taking one of the following actions:

•	Delivering a written notice of revocation to our Corporate Secretary at our principal executive offices (our address is provided under the “Principal Executive Offices” section), provided such statement is received no later than August 15, 2024.

•	Voting again by Internet or telephone at a later time but before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on August 15, 2024.

•	Submitting a properly signed proxy card with a later date that is received by the Company no later than August 15, 2024.

•	Attending the Annual Meeting and voting during the Annual Meeting live webcast.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company’s Corporate Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, please refer to information from your bank, broker or other nominee on how to revoke or submit new voting instructions.
What is the difference between a registered stockholder and a beneficial owner or “street name” holder?
If your shares are registered in your name directly with Continental Stock Transfer & Trust Company, our stock transfer agent, you are considered a stockholder of record, or a registered stockholder, of those shares.
If your shares are held on your behalf by a broker, bank or other nominee, you are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” With respect to those shares, your bank, broker or other nominee is considered the registered stockholder and should provide you with a Notice & Access Card or voting instruction form for you to use in directing the bank, broker or other nominee on how to vote your shares. Please refer to the information from your bank, broker or other nominee on how to submit your voting instructions.
What constitutes a quorum?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. If you sign and return your proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes are counted as present for purposes of determining whether a quorum is present at the Annual Meeting.
Virtual attendance of a stockholder at the Annual Meeting constitutes presence in person for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes (described below) will be included for purposes of determining whether a quorum is present at the Annual Meeting.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, then (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
What are abstentions and broker non-votes?
Abstentions. If you specify on your proxy card that you “abstain” from voting on an item, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum. Abstentions or votes “withheld” will not be included in the tabulation of voting results for Proposals 1, 2 or 3.
Broker Non-Votes. Generally, a broker non-vote occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (ii) the broker lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner, without voting instructions from such beneficial owner, on routine matters, such as the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3). On the other hand, the proposal regarding the election of directors (Proposal 1) and the proposal regarding the amendment of the 2021 Plan to increase the number of shares of Common Stock reserved for issuance under the 2021 Plan (Proposal 2) are non-routine matters and, absent voting instructions from the beneficial owner of such shares, your broker does not have discretion and is not entitled to vote shares held for a beneficial owner on such matters. Broker non-votes will have no effect on Proposal 1 or Proposal 2.
Why did I receive a Notice of Internet Availability of Proxy Materials in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?
The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish our proxy materials, including this Proxy Statement and the 2023 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice & Access Card provides instructions on how to access on the Internet all of the proxy materials. The Notice & Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice & Access Card.
What does it mean if I receive more than one Notice & Access Card or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice & Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
If you encounter any technical difficulties with accessing or participating in the Annual Meeting via the virtual meeting website on the meeting day, please contact technical support at the email address or telephone number displayed on the virtual Annual Meeting webpage on the www.virtualshareholdermeeting.com/OWLT2024 website.
Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
Who will pay for the cost of this proxy solicitation?
The Company will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. We may also engage the services of a proxy solicitor to assist in the solicitation of proxies and provide related advice and informational support for a services fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in the aggregate.
Where can I find the voting results of the Annual Meeting?
We intend to announce the preliminary voting results at the Annual Meeting, and we expect to publish the final voting results in a Current Report on Form 8-K filed with the SEC within the four business day deadline of the Annual Meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS
Board Size and Structure
Our Certificate of Incorporation provides that the number of directors shall be established from time to time by our Board of Directors. Our Board has fixed the number of directors at eight, and as of the date of this Proxy Statement, there are eight members of our Board of Directors.
Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class of directors must stand for reelection no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of their successor or their earlier death, resignation, disqualification or removal. Generally, subject to the Amended and Restated Stockholders Agreement described herein, vacancies or newly created directorships will be filled, upon the recommendation of the Nominating and Corporate Governance Committee, only by (i) the vote of a majority of the directors then in office, although less than a quorum, or (ii) a sole remaining director. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation, disqualification or removal.
Current Directors, Classes and Terms
Our current directors and their respective classes and terms are set forth below. The current term of the Class III directors ends at the Annual Meeting, and Class I and Class II at the 2025 and 2026 annual meeting of stockholders, respectively.

CLASS I	CLASS II	CLASS III

Zane M. Burke	Marc F. Stoll	Laura J. Durr

John C. Kim	Kurt Workman	Amy N. McCullough

Melissa A. Gonzales		Lior Susan
Nominees for Director
Ms. Durr, Ms. McCullough and Mr. Susan have been, upon the recommendation of the Nominating and Corporate Governance Committee, nominated by the Board to stand for election. As the directors assigned to Class III, the current terms of service of Mses. Durr and McCullough and Mr. Susan will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Mses. Durr and McCullough and Mr. Susan will each serve for a term expiring at our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) and until the election and qualification of their respective successor or until their earlier death, resignation, disqualification or removal.
Each person nominated for election has consented to be named and to serve as a director if elected at the Annual Meeting, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

Director & Director Nominee Qualifications and Biographical Information
The following pages contain professional and other biographical information (as of July 3, 2024) for each director nominee and each director whose term as a director will continue after the Annual Meeting, including all positions they hold, their principal occupation and business experience for the past five years, and the names of other publicly traded companies of which the director or nominee currently serves as a director or has served as a director during the past five years.
We believe that all of our directors and nominees possess the characteristics noted in our Corporate Governance Guidelines. In accordance with those guidelines, the Board and the Nominating Committee personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of

Directors and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.
Nominees for Election to Three-Year Terms Expiring at the 2027 Annual Meeting

Class III Directors	Age	Director Since	Current Position at Owlet

Laura J. Durr	63	2021	Director

Amy N. McCullough	44	2018	Director

Lior Susan	40	2015	Chairman of the Board
Laura J. Durr served on the board of directors of Old Owlet from February 2021 to July 2021 and has been a member of our Board since July 2021. Ms. Durr was previously an Executive Vice President and Chief Financial Officer of Polycom, Inc. from May 2014 until its acquisition by Plantronics, Inc. in July 2018. Prior to holding that role, Ms. Durr held various finance leadership roles at Polycom between 2004 and 2014, including Senior Vice President of Worldwide Finance, Chief Accounting Officer and Worldwide Controller. Prior to her tenure with Polycom, Ms. Durr held executive positions in finance and administration at Lucent Technologies, Inc. and International Network Services Inc. and also worked for six years at Price Waterhouse LLP. Ms. Durr has served as a director of Xperi Inc. and Netgear, Inc., since October 2022 and January 2020, respectively, and currently serves as the chairperson of the Audit Committee of both Xiperi Inc. and Netgear. She previously served as a director of TiVo Corporation from April 2019 until its merger with Xperi Holding Corporation in June 2020, and served as a director of Xperi Holding Corporation from June 2020 until its spin-off of its former subsidiary, Xperi Inc. in October 2022. Ms. Durr was a certified public accountant and holds a Bachelor of Science in Accounting from San Jose State University. We believe Ms. Durr is qualified to serve as a member of our Board because she can provide valuable operational and strategic experience and insight, given her background in finance and strategy for leading Silicon Valley technology companies.
Amy N. McCullough served on the board of directors of Old Owlet from April 2018 to July 2021 and has served on the Board since July 2021. Ms. McCullough is the President and Managing Director of Trilogy Equity Partners, LLC (“Trilogy”), an early-stage venture capital firm. Ms. McCullough has been a member of the investment team at Trilogy for the last 17 years and has served in her current role for the last eight years. She leads the investment team and is a member of Trilogy’s board of managers, which sets the strategic direction of the fund. Also, Ms. McCullough currently serves on the board of directors of several privately held companies, including Skilljar, Inc., Boundless Immigration, Inc., Bluejay Labs, Inc. (doing business as Showdigs) and Guide Care Inc. (doing business as Alongside). She is also a board observer at Tacita Inc. (doing business as Bright Canary) and Maximal Learning. Prior to her tenure at Trilogy Equity Partners, Ms. McCullough spent four years as an equity research analyst for JPMorgan Chase and was a member of the team that covered the small and mid-cap applied technologies sector for the firm. Ms. McCullough began her career on the treasury operations team within the portfolio management group at Microsoft Corporation and has experience working in both corporate treasury and financial analysis roles. She is a member of the Board of Trustees of Epiphany School, an independent elementary school in Seattle. Ms. McCullough received her Bachelor of Arts in Business Administration with a focus in Finance from the University of Washington. We believe Ms. McCullough is qualified to serve as a member of our Board due to her significant financial services and investing experience with technology companies and her broad leadership experience.
Lior Susan served on the board of directors of Old Owlet from July 2015 to July 2021 and has been our Chairman of the Board since July 2021. Mr. Susan is the founder and Managing Partner of Eclipse Ventures, LLC, a venture capital firm. He also currently serves on the boards of several privately held companies, including Cerebras Systems, Inc., Bright Machines, Inc., Flex Logix, Inc., Augury, Inc., DataPelago, Inc., Metrolink, Inc., Cybertoka Ltd., Dutch Pet, Inc., Skyryse, Inc., Senser Ltd, and InsidePacket, Ltd. Prior to founding Eclipse Ventures in 2015, Mr. Susan founded and managed the hardware investment and incubation platform of Flex Ltd., a multinational electronics contract manufacturer, where he gained knowledge of and experience with scaling manufacturing operations for medical device companies. Before relocating to the United States from Israel, Mr. Susan was an entrepreneur and former member of a special forces unit within the Israel Defense Forces. We believe Mr. Susan is qualified to serve as a member of our Board due to his significant experience investing in and working with technology companies, including as a board member.

Class I Directors Whose Terms Expire at the 2025 Annual Meeting of Stockholders

Class I Directors	Age	Director Since	Current Position at Owlet

Zane M. Burke	58	2021	Director

Melissa A. Gonzales	58	2023	Director

John C. Kim	53	2021	Director
Zane M. Burke served on the board of directors of Old Owlet from March 2021 to July 2021 and has served on the Board since July 2021. Since September 2021, Mr. Burke has served as the Chief Executive Officer of Quantum Health, Inc. Prior to joining Quantum Health, Mr. Burke was the Chief Executive Officer of Livongo Health, now an affiliate of Teladoc Health, Inc., from February 2019 to November 2020. Prior to his role with Livongo Health, Mr. Burke spent more than two decades at Cerner Corporation (acquired by Oracle Corporation in June 2022), ultimately serving as its President from September 2013 to November 2018. Mr. Burke is a member of the boards of Quantum Health, Inc., Cotiviti, Inc., and Bardavon Health Innovations. He also previously served on the board of directors of Livongo Health from April 2019 to November 2020. Mr. Burke is also a board member of several nonprofit organizations, including the College of Healthcare Information Management Executives and University Health (Kansas City). He is a certified public accountant (inactive). Mr. Burke earned his Bachelor of Science in Accounting and Master of Accounting from Kansas State University. We believe Mr. Burke is qualified to serve as a member of our Board due to his background in overseeing public healthcare companies and his significant experience in the healthcare industry.
Melissa A. Gonzales has been a member of our Board since July 2023. Ms. Gonzales has served as the President, Women’s health, at Myriad Genetics, Inc. (Nasdaq: MYGN), a genetic testing and precision medicine company, since May 2021. Prior to joining Myriad, Ms. Gonzales held several senior leadership and executive positions with Medela LLC and affiliated entities starting in 2008, including most recently as Executive Vice President, Americas, from January 2019 to May 2021, as Executive Vice President, North America from August 2018 to December 2018, and as Executive Vice President, Global Business Unit Human Milk from January 2018 to August 2018. Earlier in her career, she led commercial teams at Align Technology and Smith & Nephew. Ms. Gonzales has also served as Board Chair, March of Dimes, Chicago, since January 2021. Ms. Gonzales holds a Bachelor of Science in Nursing from the University of Illinois Chicago, and a Master of Business Administration from the Keller Graduate School of Management of DeVry University. We believe Ms. Gonzales is qualified to serve as a member of our Board due to her significant experience in the healthcare industry.

John C. Kim served on the board of directors of Old Owlet from April 2021 to July 2021 and has served on the Board since July 2021. Mr. Kim has served as Executive Vice President, Chief Product Officer of PayPal Holdings, Inc. since September 2022. Mr. Kim joined PayPal Holdings, Inc. from Expedia Group, Inc., where he served as President, Marketplace from June 2021 to September 2022, as President of Platform & Marketplaces from December 2019 to June 2021, and as Chief Product Officer of Expedia Brands from July 2011 to March 2016. He also served as President of Vrbo/Homeaway, an Expedia Group subsidiary, from July 2016 to December 2019. Mr. Kim serves as a Senior Advisor to Permira, the global private equity firm since August 2023. Mr. Kim has more than two decades of experience in online search, recommendations, analytics and marketing at tier-one, venture-backed startups, medium-sized companies and globally known brands, having served in senior positions earlier in his career with Yahoo!, Inc., Pelago, Inc. (acquired by Groupon, Inc. in April 2011) and Medio Systems Inc. (Acquired by Nokia/Microsoft in 2014), and he is an investor in over 100+ startups. Mr. Kim is a vocal advocate for diversity and was appointed to advise President George W. Bush on economic policies impacting Asian Americans and Pacific Islander small businesses. He graduated from the University of California–Santa Barbara and received his Master of Business Administration from the University of Chicago Booth School of Business. We believe Mr. Kim is qualified to serve as a member of our Board due to his significant analytics and marketing experience and broad leadership experience.

Class II Directors Whose Terms Expire at the 2026 Annual Meeting of Stockholders

Class II Directors	Age	Director Since	Current Position at Owlet

Marc F. Stoll	53	2023	Director

Kurt Workman	35	2021	Director and Chief Executive Officer
Marc F. Stoll has been a member of the Board since August 2023. Mr. Stoll has been an Investment Partner at Eclipse, a venture capital firm, since February 2023. From April 2019 through January 2023, Mr. Stoll served as President and Chief Operating Officer of Nextiva, a private telephone and technology service company, and from September 2014 through March 2015 served as Chief Financial Officer of Anaplan, a private business planning software company. Mr. Stoll joined Anaplan from Apple Inc., a multinational technology company (NASDAQ: AAPL), where he served as Vice President of Worldwide Sales Finance from August 2008 through July 2013. Earlier in his career, he served as Senior Vice President and Corporate Controller of CA, Inc. and as Head of Technology Equity Research at Julius Baer Investment Management. Mr. Stoll has also served on the board of directors of a number of public and private companies. Mr. Stoll holds a Masters of Business Administration from the University of Chicago, Booth School of Business, and a Bachelor of Science in Electrical Engineering from Michigan Technological University. We believe Mr. Stoll is qualified to serve as a member of our Board due to his significant operational and marketing experience and broad leadership experience.
Kurt Workman has served as our Chief Executive Officer since January 2021 and as a member of the Board since July 2021, and also served as our as President from September 2022 until July 2023. Mr. Workman co-founded and served as the Chief Executive Officer of Old Owlet from the company’s founding in 2012 until December 2019. During his tenure as chief executive officer of Old Owlet, Mr. Workman led the company’s growth from its inception and was instrumental in overseeing the research and development of several of the company’s key product offerings. He also served as a member of Old Owlet’s board of directors from when he co-founded the Company in 2012 to July 2021. Mr. Workman studied chemical engineering at Brigham Young University. We believe Mr. Workman’s intimate knowledge of Owlet and his proven success building and overseeing Owlet’s growth and development make him qualified to serve as a member of the Board.
BOARD RECOMMENDATION
The Board of Directors unanimously recommends a vote FOR the election of each of Ms. Durr, Ms. McCullough and Mr. Susan as a Class III director to the Board to hold office until the 2027 Annual Meeting and until their respective successors have been duly elected and qualified.

PROPOSAL 2 — APPROVAL OF AN AMENDMENT TO THE OWLET, INC. 2021 INCENTIVE AWARD PLAN
TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
RESERVED FOR ISSUANCE UNDER THE 2021 PLAN
The Owlet, Inc. 2021 Incentive Award Plan (the “2021 Plan”) was initially approved and adopted by the Board of directors of Sandbridge Acquisition Corporation (“SBG”) on February 12, 2021 and was approved by SBG stockholders on July 14, 2021 in connection with the business combination of SBG with Old Owlet. The 2021 Plan, as adopted, reserved for issuance thereunder an aggregate of the sum of (i) 1,296,049 shares of Common Stock; (ii) any shares of Common Stock that were subject to awards outstanding under the Owlet Baby Care Inc. 2014 Equity Incentive Plan (the “2014 Plan”) as of July 15, 2021 that become available for issuance under the 2021 Plan pursuant to Article V of the 2021 Plan; and (iii) an annual increase (the “Evergreen Increase”) on the first day of each calendar year beginning in 2022 and ending in 2031, equal to the lesser of (A) 5% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of Common Stock as determined by the Board.
On June 14, 2024, our Board approved, subject to stockholder approval, an amendment to the 2021 Plan to increase the number of shares of our Common Stock reserved for issuance under the 2021 Plan by an additional 400,000 shares. The Plan Amendment is attached hereto as Appendix A. The 2021 Plan, incorporating the Plan Amendment, is referred to herein as the “Amended Plan.”
A summary of the Amended Plan is set forth below. This summary is qualified in its entirety by the full text of the proposed Amended Plan.
Reasons for the Proposed Plan Amendment
Our Board unanimously recommends that you vote FOR the Plan Amendment Proposal, including for the following reasons:

•	We believe that our future success as a company depends on our continued ability to attract, recruit, motivate and retain high-quality talent. We view being able to continue to provide equity-based incentives as critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by existing personnel and prospective candidates. We intend our equity awards to motivate high performance levels and to align the interests of our employees, non-employee directors and consultants with those of our stockholders by giving such individuals an equity stake in our Company and by providing a means of recognizing such individuals’ contributions to our success. Our Board and management believe equity awards are necessary to remain competitive in our industry and are essential in a competitive labor market and industry to attracting, recruiting, motivating and retaining the highly qualified employees and other service providers who help us meet our goals.

•	Providing long-term incentive compensation opportunities in the form of equity awards aligns the interests of the Company’s employees, directors and consultants with the long-term interests of our stockholders, linking compensation to Company performance. The use of equity awards as compensation also allows the Company to conserve cash resources for other important purposes.

•	Over the past year, generally, we have reduced the size of equity grants in order to conserve shares available for issuance under the 2021 Plan while shortening vesting periods to as little as one year to maintain the competitiveness of our equity program. The Amended Plan will permit us to grant equity awards sized consistently with the competitive market that vest over a longer period of time to better retain our employees and other service providers.
Burn Rate and Overhang
In administering our equity program, we consider both our “burn rate” and our “overhang.” We define “burn rate” as the number of shares underlying restricted stock units (“RSUs”) and stock options granted in the year, net of cancellations, divided by the sum of the undiluted weighted-average shares of our Common Stock outstanding during the year plus the number of shares underlying RSUs and stock options that have been granted and are outstanding. The “burn rate” measures the potential dilutive effect of our annual equity award grants. We granted stock options covering 136,326 shares of our Common Stock and 1,331,899 RSUs in 2023 and stock options covering 253,259 shares of Common Stock and 75,896 RSUs were forfeited or canceled in 2023. The number of undiluted weighted-average shares outstanding during 2023 was 8,276,481, and the total number of shares of our Common Stock underlying stock options and restricted stock units was 1,998,669. For 2023, our burn rate was 11.0%. Our three-year average burn rate from 2021 through 2023 was 9.6%.
We define “overhang” as the shares subject to outstanding RSUs and stock options outstanding but not exercised, plus shares available to be granted (the “available shares”), divided by the total shares of Common

Stock outstanding plus the available shares. The overhang measures the potential dilutive effect of outstanding stock options and available shares.
The following table shows the details of shares available for grant as of May 31, 2024, and as of December 31, 2023, including overhang calculations, and assumes stockholders approve the Amended Plan:

2021 Plan	May 31, 2024	December 31, 2023
Total estimated shares available to grant under 2021 Plan	1,386,935	932,332
Shares underlying outstanding stock options and RSUs under the 2021 Plan and 2014 Plan	1,918,317	1,998,669
Total overhang	3,305,252	2,931,001
Shares outstanding	10,480,965	9,729,788
Total overhang percentage	31.5%	30.1%
We believe that our burn rate and equity overhang are reasonable in light of the trading range of our Common Stock and hiring initiatives and reflect a reasonable use of equity for compensation purposes.
Overview of Key Change Implemented by the Plan Amendment
The Plan Amendment increases the number of shares reserved for issuance pursuant to the 2021 Plan by 400,000 shares, such that the total number of shares reserved for issuance under the Amended Plan is equal to the sum of (i) 1,296,049 shares of Common Stock; (ii) any shares of Common Stock that were subject to awards outstanding under our 2014 Plan as of July 15, 2021 that become available for issuance under the 2021 Plan pursuant to Article V of the 2021 Plan; (iii) an annual increase on the first day of each calendar year beginning in 2022 and ending in 2031, equal to the lesser of (A) 5% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of Common Stock as determined by the Board; and (iv) 400,000 shares of Common Stock.
In the event that stockholders do not approve the Plan Amendment Proposal, the Plan Amendment will not become effective and the number of shares reserved for issuance under the 2021 Plan will revert to the sum of (i) 1,296,049 shares of Common Stock; (ii) any shares of Common Stock that were subject to awards outstanding under our 2014 Plan as of July 15, 2021 that become available for issuance under the 2021 Plan pursuant to Article V of the 2021 Plan; and (iii) an annual increase on the first day of each calendar year beginning in 2022 and ending in 2031, equal to the lesser of (A) 5% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of Common Stock as determined by the Board.
SUMMARY
A summary of the principal provisions of the Amended Plan is set forth below. The summary is qualified by reference to the full text of the Amended Plan, which is included as Appendix A to this Proxy Statement.
General

•	The Amended Plan provides for the grant of stock options, both incentive stock options (“ISOs”) and nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock awards, RSUs, performance bonus awards, dividend equivalents and other stock or cash based awards to eligible individuals.

•	2,551,580 shares of Common Stock were previously authorized for issuance pursuant to awards under the 2021 Plan, and up to 5% of the shares of the then-outstanding shares may be added to the shares reserved under the 2021 Plan on each January 1 through 2031.

•	The Plan Amendment increases the number of shares reserved for issuance under the 2021 Plan by an additional 400,000 shares.
On May 31, 2024, the closing price of our Common Stock on the New York Stock Exchange was $3.69 per share.
Administration
The Compensation Committee (or, with respect to awards to non-employee directors and any other awards determined appropriate, our Board) (together, the “administrator”) is charged with the general administration of the Amended Plan. The Amended Plan provides that, subject to certain limitations, our Board and the

Compensation Committee may from time to time delegate its authority to grant awards to a committee consisting of one or more members of our Board or one or more of our officers. Subject to the terms and conditions of the Amended Plan, the administrator will have the authority to select the persons to whom awards are to be made; to determine the type of awards to be granted, the number of shares to be subject to awards and the terms and conditions of awards; to determine when awards can be settled in cash, shares, other awards or whether to cancel, forfeit or surrender awards; to prescribe the form award agreements; to accelerate vesting or lapse restrictions; and to make all other determinations and to take all other actions necessary or advisable for the administration of the Amended Plan. The administrator will also be authorized to adopt, amend or rescind rules relating to the administration of the Amended Plan, excluding certain matters described below that will require the approval of our stockholders.
Eligibility
Persons eligible to participate in the Amended Plan include the non-employee members of the Board, currently comprised of seven non-employee directors approximately 82 employees of the Company and its subsidiaries (including three NEOs), as well as approximately 25 consultants of the Company and its subsidiaries, in each case, as determined by the administrator of the Amended Plan. Only employees may be granted ISOs under the Amended Plan.
Limitation on Awards and Shares Available
If our stockholders approve the Amended Plan, the number of shares reserved for issuance pursuant to the 2021 Plan will increase by 400,000 shares, such that the total number of shares reserved for issuance under the Amended Plan is equal to the sum of (i) 1,296,049 shares of Common Stock; (ii) any shares of Common Stock that were subject to awards outstanding under our 2014 Plan as of July 15, 2021 that become available for issuance under the 2021 Plan pursuant to Article V of the 2021 Plan; (iii) an annual increase on the first day of each calendar year beginning in 2022 and ending in 2031, equal to the lesser of (A) 5% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of Common Stock as determined by the Board; and (iv) 400,000 shares of Common Stock. The maximum number of shares of our Common Stock that could be issuable upon exercise of ISOs will remain 9,720,372.
If all or any part of an award granted under the Amended Plan or the 2014 Plan expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in us acquiring shares of Common Stock covered by the awards at a price not greater than the price paid for such shares or not issuing any shares covered by the award, the unused shares of our Common Stock covered by the award will, as applicable, become or again be available for awards under the Amended Plan. In addition, the following shares of our Common Stock will be available for future grants of awards: (i) shares tendered or withheld by us in payment of the exercise price of an option; (ii) shares tendered or withheld by us to satisfy any tax withholding obligation with respect to an award; and (iii) shares subject to SARs that are not issued in connection with the stock settlement of the SARs at exercise.
As of May 31, 2024, the closing trading price of a share of our Common Stock on the New York Stock Exchange was $3.69.
Awards
The Amended Plan provides for the grant of ISOs, NSOs, SARs, restricted stock, RSUs, dividend equivalents, performance bonus awards and other stock or cash based awards. Each award will be set forth in an agreement with the person receiving the award and will set forth the type, terms and conditions of the award, including exercise price, vesting schedule and treatment of awards upon termination of employment, if applicable. Vesting provisions may require that certain conditions be met, such as continued employment or specified performance goals before an awardee may receive the shares underlying an award or before such shares become freely tradeable and nonforfeitable.
Stock Options. Stock options, including ISOs and NSOs may be granted pursuant to the Amended Plan. The per share exercise price of all stock options granted pursuant to the Amended Plan will not be less than 100% of the fair market value of a share of Common Stock on the date of grant, or in the case of ISOs granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, 110% of the fair market value of a share on the date of grant. Stock options may be exercised as determined by the administrator, but in no event more than ten years after their date of grant, or in the case of ISOs granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all class of our capital stock, five years. The aggregate fair market value of the shares with respect to which

ISOs are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Internal Revenue Code of 1986, as amended (the “Code”), provides, with the portion of any option in excess of such limit automatically deemed an NSO.
Restricted Stock. Restricted stock may be granted pursuant to the Amended Plan. A restricted stock award is the grant of shares of Common Stock that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or service or achieving performance goals. During the period of restriction, participants holding shares of restricted stock have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the administrator. Dividends that otherwise would be paid prior to vesting are held by the Company and will be paid to the participants only to the extent that the vesting conditions are met.
SARs. SARs may be granted pursuant to the Amended Plan, either alone or in tandem with other awards. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the fair market value of a share of Common Stock on the date of grant of the SAR. SARs may be paid in cash or stock. SARs may be exercised as determined by the administrator, but in no event more than 10 years after their date of grant.
RSUs. RSUs represent the right to receive shares of Common Stock at a specified date in the future, subject to forfeiture of such right. If the RSUs have not been forfeited, then on the date specified in the agreement evidencing the RSU award we will deliver to the holder of the RSUs unrestricted shares of Common Stock which will be freely transferable.
Dividend Equivalents / Dividends. Dividend equivalents represent the value of the dividends per share of Common Stock paid by the Company, calculated with reference to the number of shares covered by an Award (other than an option or SAR) held by the participant. Dividend Equivalents will not be granted on options or SARs.
Performance Bonus Awards. Each performance bonus award constitutes the right to receive a bonus denominated in the form of cash (but may be payable in cash, stock or a combination thereof) and is payable upon the attainment of performance goals that are established by the administrator and relate to one or more of performance or other specific criteria, including service to us or our subsidiaries, in each case on a specified date or dates or over any period or periods determined by the administrator.
Other Stock or Cash Based Awards. Other stock or cash based awards are awards of cash, fully vested shares of Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, our Common Stock. Other stock or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The administrator will determine the terms and conditions of other stock or cash-based awards, which may include vesting conditions based on continued service, performance and/or other conditions.
Limits for Non-Employee Directors. Under the Amended Plan, the maximum grant date fair value of equity-based awards and cash payable pursuant to cash-based awards granted to a non-employee director under the Amended Plan during any calendar year shall not exceed $1,000,000.
Prohibition on Loans for Award Payments. Directors or executive officers of the Company are not permitted to make payment with respect to any awards granted under the Amended Plan with loans from the Company.
Repricing Without Stockholder Approval
The administrator retains the discretion to amend the terms of outstanding awards without the approval of our stockholders to (a) reduce the exercise price per share of outstanding options or SARs or (b) cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price per share that is less than the exercise price per share of the original options or SARs.
Awards Subject to Clawback
Awards granted under the Amended Plan (including any proceeds, gains or other economic benefit actually or constructively received by a participant) are subject to the clawback provisions of our Policy for Recovery of Erroneously Awarded Compensation as well as may be required by applicable law or any other clawback policy adopted by us.

MISCELLANEOUS PROVISIONS
Adjustment Upon Certain Events
In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the Common Stock or the share price of the Common Stock in a manner that causes dilution or enlargement of benefits or potential benefits under the Amended Plan, the administrator will make proportionate and equitable adjustments, in its discretion, to: (i) the aggregate number and types of shares of stock that may be issued under the Amended Plan; (ii) the number and kind of shares subject to outstanding awards; (iii) the terms and conditions of any outstanding awards (including any grant or exercise price and any applicable performance targets); and/or (iv) granting new awards or making cash payments to participants.
In addition, in such a case as noted above or in the event of any unusual or nonrecurring transactions or events affecting the Company or the financial statements of the Company, or of changes in applicable laws, the administrator, may, in its discretion, subject to the terms of the Amended Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Amended Plan or with respect to any award: (i) provide for the cancellation and payment of the award; (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding awards which may be granted in the future; (iv) provide for the acceleration of vesting or exercisability of the awards; (v) replace such Awards with other rights or property selected by the administrator; and/or (vi) provide that the awards cannot vest or be exercised after the event that triggers the action.
If a Change in Control of the Company occurs (as defined in the Amended Plan), unless the administrator elects to terminate an Award in exchange for cash, rights or property or cause an Award to become fully exercisable and no longer subject to any forfeiture conditions as of prior to the Change in Control, all outstanding Awards shall be continued, assumed or substituted by the successor corporation or any parent or subsidiary of the successor corporation and any portion of the Award that is subject to performance-based vesting will be treated as set forth in the applicable Award agreement or, in the absence of such treatment, in the administrator’s discretion. If the successor corporation or any parent or subsidiary of the successor corporation refuses to assume or substitute for an award, the vesting award will accelerate and the award will become fully vested and exercisable and all restrictions on the award will lapse prior to the Change in Control and, to the extent unexercised as of the Change in Control, the Award will terminate in exchange for cash, rights or property.
Transferability of Awards
Except by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the administrator or as otherwise provided by the administrator, no award granted under the Amended Plan may be assigned, transferred or otherwise disposed of by the awardee, unless and until the award has been exercised or the shares underlying the award have been issued, and all restrictions applicable to the shares have lapsed.
Rights as a Stockholder
An awardee will not have any rights as a stockholder with respect to the shares covered by an Award until the awardee becomes the owner of the shares.
No Rights as Employee
Nothing in the Amended Plan or in any Award agreement will give any awardee under the Amended Plan any right to continue as an employee, consultant or non-employee director for our Company or any of our subsidiaries or will interfere with or restrict in any way the rights of any such entity to discharge any awardee at any time.
Data Privacy
The Amended Plan provides that, as a condition of receipt of any award, each awardee explicitly consents to the collection, use and transfer, in electronic or other form, of personal data by and among, as applicable, us and our subsidiaries, including any transfer of this data required to a broker or other third party with whom we or any of our subsidiaries or the awardee may elect to deposit any shares, to implement, administer and manage the awardee’s participation in the Amended Plan.
Tax Withholding
We may deduct or withhold, or require an awardee to remit to our Company, an amount sufficient to satisfy applicable withholding tax obligations with respect to any taxable event concerning the awardee arising as a result of the Amended Plan or any Award. The administrator may in its discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as an awardee may have elected, allow the awardee to satisfy these obligations by means of cash or check, wire transfer of immediately available funds, shares, broker-assisted cashless exercise or any other form of legal consideration acceptable to the administrator. The Administrator may allow the awardee to elect to have us withhold shares otherwise issuable under any Award (or allow the surrender of shares). The number of shares which may be withheld (or surrendered) will be no greater than the number of shares having a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the maximum statutory withholding rates in the awardee’s applicable jurisdictions for federal, state, local and foreign income and payroll taxes.
Amendment and Termination
The Amended Plan may be amended, modified or terminated at any time and from time to time; provided that, no amendment, suspension or termination of the Amended Plan shall, without the consent of the awardee, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides or such action is to comply with the requirements of any applicable clawback policy or Section 409A of the Code.
Notwithstanding the foregoing, the Amended Plan requires us to obtain stockholder approval within twelve (12) months before or after increasing the maximum number of shares available for issuance under the Amended Plan.
In addition, subject to applicable law and the limitations above, the administrator may amend, modify or terminate any outstanding Award, including substituting another award of the same or a different type, changing the date of exercise or settlement, and converting an ISO to an NSO. The awardee’s consent to such action will be required unless (a) the administrator determines that the action, taking into account any related action, would not materially and adversely affect the awardee, or (b) the change is otherwise permitted under the Amended Plan.
Termination
The administrator may terminate or suspend the Amended Plan at any time, provided that no ISOs will be granted pursuant to the Amended Plan after the tenth anniversary of the date the 2021 Plan was approved by the Board of Directors. Any award outstanding on the termination date of the Amended Plan will remain in force according to the terms of the Amended Plan and the applicable award agreement.
FEDERAL INCOME TAX CONSEQUENCES
This discussion regarding federal tax consequences is intended for the general information of our stockholders, not Amended Plan awardees. Alternative minimum tax and state and local income taxes are not discussed and may vary depending on individual circumstances and from locality to locality.
A participant granted NSOs having an exercise price per share that equals at least fair market value on the date of grant will not recognize taxable income at the time of grant. The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant granted ISOs will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize ordinary income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one which does not meet the requirements of the Code for ISOs and the tax consequences described for NSOs will apply.
The current federal income tax consequences of other awards authorized under the Amended Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs;

nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); RSUs, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to our current and former NEOs. The recipient of a cash-based Award generally realizes ordinary income and we are entitled to a deduction in an amount equal to the amount of cash paid upon payment thereof.
New Plan Benefits
As of May 31, 2024, 1,918,317 shares of our Common Stock underlie stock options and RSUs outstanding under the Amended Plan. Other than with respect to annual grants of RSUs to our non-employee directors that will be made immediately following the date of the Annual Meeting, all future awards under the Amended Plan are subject to the discretion of the administrator, and therefore it is not possible to determine the benefits that will be received in the future by other participants in the Amended Plan.

Name and Position	Dollar Value of Future Award Grants ($)(1)
Kurt Workman, Chief Executive Officer	—
Kathryn R. Scolnick, Chief Financial Officer	—
Jonathan Harris, President and Chief Revenue Officer	—
All current executive officers as a group	—
All current directors who are not executive officers as a group	600,000
All employees who are not executive officers as a group	—

(1)	Our Non-Employee Director Compensation Program provides that each non-employee director as of immediately following an annual meeting of stockholders will automatically be granted a number of RSUs determined by dividing $150,000 by the 30 trading day average closing trading price of our common stock, which will be granted on the date of the annual meeting and vest on the earlier of the first anniversary of the grant date or the date of the next annual meeting of our stockholders, subject to continuous service to us until such vesting date.
Awards Granted Under the Amended Plan
The following table shows the number of shares of our Common Stock underlying options and RSUs granted under the Amended Plan through May 31, 2024 and the value of RSUs to be received in the future, to the extent determinable, by certain individuals and certain groups of individuals.

Name	Stock Options (#)	RSUs (#)	RSUs ($)(1)
Kurt Workman, Chief Executive Officer	—	122,564	—
Kathryn R. Scolnick, Chief Financial Officer	35,300	123,685	—
Jonathan Harris, President and Chief Revenue Officer	—	211,787	—
All current executive officers as a group	35,300	458,036	—
All current non-executive officer directors as a group	—	175,680	600,000
All nominees for election as a director	—	47,111	150,000
Associate of any such directors, executive officers or nominees	—	—	—
Other persons who received or is to receive 5% of such options or rights	—	—	—
All non-executive officer employees as a group	131,913	1,267,407	—

(1)
Our Non-Employee Director Compensation Program provides that each non-employee director as of immediately following an annual meeting of stockholders will automatically be granted a number of RSUs determined by dividing $150,000 by the 30 trading day average closing trading price of our common stock, which will be granted on the date of the annual meeting and vest on the earlier of the first anniversary of the grant date or the date of the next annual meeting of our stockholders, subject to continuous service to us until such vesting date.

Equity Compensation Plan Information
See the section of this Proxy Statement titled “Equity Compensation Plan Information” for additional information regarding the Amended Plan.

Interests of Directors and Executive Officers
Our directors and executive officers (including our named executive officers) have substantial interests in the matters set forth in the Plan Amendment Proposal since equity awards may be granted to them in the future under the Amended Plan.
Vote Required
The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter by holders of shares of our Common Stock and shares of our Series A Preferred Stock and Series B Preferred Stock voting on an as-converted-to-Common Stock basis (not to exceed the Share Cap as described on page 38), voting together as a single class will be required to approve the Plan Amendment Proposal. A vote marked as an “abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal. Broker non-votes will not affect the outcome of the Plan Amendment Proposal.
BOARD RECOMMENDATION

The Board of Directors unanimously recommends a vote FOR the amendment of the 2021 Plan to increase the number of shares of Common Stock reserved for issuance under the 2021 Plan by 400,000 shares.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The Audit Committee appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. PwC has served as our independent registered public accounting firm since 2020. Upon consideration of these and other factors, the Audit Committee has appointed PwC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of PwC is not required by our Bylaws or otherwise, we value the views of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. In the event that the appointment of PwC is not ratified by the stockholders, the Board and Audit Committee may reconsider its selection. Even if the appointment of PwC is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the best interests of the Company and its stockholders.
Representatives of PwC are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Audit, Audit-Related, Tax and All Other Fees
The following table sets forth the fees of PwC, our independent registered public accounting firm, billed to the Company related to each of the last two fiscal years.

Fee Category	2023	2022
Audit Fees	$1,223,352	$1,202,300
Audit-Related Fees	—	—
Tax Fees	—	61,991
All Other Fees	900	900
Total	$1,224,252	$1,265,191
Audit Fees
Audit fees consisted of fees for professional services provided in connection with the audit of Owlet’s annual consolidated financial statements, the performance of interim reviews of Owlet’s quarterly unaudited financial information, and consents.
Tax Fees
Tax fees consisted primarily of the fees related to sales and use tax including nexus studies, registrations and compliance.
All Other Fees
All other fees consisted of subscription license fees.
Pre-Approval Policies and Procedures
The formal written charter for our Audit Committee requires that the Audit Committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules.

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that the Audit Committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any member of the Audit Committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the Audit Committee requires pre-approval for such additional services or such additional amounts. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence.
On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
The above-described services provided to us by PwC were provided under engagements entered into in accordance with such policies.
BOARD RECOMMENDATION

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

AUDIT COMMITTEE REPORT
The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the section titled “Corporate Governance— Audit Committee”. Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the Audit Committee reviewed and discussed with management and PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2023. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

Laura J. Durr, Chairperson
John C. Kim
Amy N. McCullough

EXECUTIVE OFFICERS
Our executive officers are appointed by the Board in accordance with our Bylaws. The table below identifies and sets forth certain biographical and other information regarding our executive officers as of July 3, 2024. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position At Owlet

Kurt Workman	35	Co-Founder, Chief Executive Officer and Director

Jonathan Harris	59	President and Chief Revenue Officer

Kathryn R. Scolnick	55	Chief Financial Officer
Mr. Workman’s biography is provided under the “Proposal 1—Election of Directors” section of this Proxy Statement.
Jonathan Harris has served as our President and Chief Revenue Officer since July 2023. From May 2021 to January 2023, Mr. Harris served in various positions at Molekule Group, Inc. (“Molekule”), formerly AeroClean Technologies, Inc. (“AeroClean”), an air purification technology company, and Molekule, Inc., which merged with AeroClean in January 2023 to form Molekule, most recently as Molekule’s Chief Commercial Officer prior to his departure in January 2023. Mr. Harris also served as Chief Marketing & Product Development Officer of AeroClean from October 2022 to January 2023, and from May 2021 to October 2022 served as Chief Executive Officer of Molekule, Inc. Previously, Mr. Harris served from June 2019 to August 2022 as the Chief Executive Officer and Co-Founder of KAMU Labs, Inc., a wellness company which voluntarily filed for Chapter 7 bankruptcy in December 2023, and as a strategic advisor at reMarkable, a tablet company, from February 2019 to August 2022. Prior to joining reMarkable, Mr. Harris served as the President of Aura Frames, a digital picture frame company, from September 2017 to January 2019, and as Senior Vice President of Intergalactic Sales & Field Marketing at GoPro, Inc., a technology company, from June 2010 to April 2017. Mr. Harris holds a Bachelor of Arts degree in Marketing from Southern Methodist University.

Kathryn R. Scolnick has served as our Chief Financial Officer since July 2021, and she also held the same role with Old Owlet from March 2021 to July 2021. Previously, Ms. Scolnick served as the Vice President of Finance at Anaplan, Inc. (“Anaplan”) from June 2019 until March 2021. During her tenure at Anaplan, she oversaw corporate financial planning and analysis, global sales finance and global procurement. Prior to joining Anaplan, Ms. Scolnick served in various executive roles at Seagate Technology Holdings PLC from February 2012 until January 2019, including serving as Interim Chief Financial Officer from August 2018 to January 2019, Senior Vice President of Finance, Corporate Communications & Treasury from August 2016 to August 2018 and Vice President of Investor Relations from 2012 to 2016. In these roles, she was responsible for driving financial operations and maintaining relationships with banks, auditors and shareholders. Earlier in her career, Ms. Scolnick served in the investor relations department of Intel Corporation from 2011 to 2012, served as Vice President of Investor Relations at McAfee from 2009 until its acquisition by intel Corporation in 2011, and as Director of Global Investor Relations at EMC Corporation from 2005 to 2009. From June 2015 until June 2019, she served as a director of the Silicon Valley Chapter of the National Investor Relations Institute and was a director of eASIC Corporation and a member of its audit committee from December 2017 until it was acquired by Intel Corporation in July 2018. Ms. Scolnick holds a Bachelor of Arts in History from Michigan State University and a certificate in executive leadership from the Stanford University Executive Program.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines. A copy of our Corporate Governance Guidelines can be found on our Investor Relations website at www.investors.owletcare.com, or you may request a hard copy by contacting our Corporate Secretary at our address and telephone number provided under the “Principal Executive Offices” section of this Proxy Statement. Among the topics addressed in our Corporate Governance Guidelines are:

•	Board independence and qualifications	•	Conflicts of interest

•	Executive sessions of independent directors	•	Board access to senior management

•	Selection of new directors	•	Board access to independent advisors

•	Director orientation and continuing education	•	Board self-evaluations

•	Limits on board service	•	Board meetings

•	Change of principal occupation	•	Meeting attendance by directors and non-directors

•	Term limits	•	Meeting materials

•	Director responsibilities	•	Board committees, responsibilities and independence

•	Director compensation	•	Succession planning
Board Leadership Structure
Our Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer according to the Board’s determination that utilizing one or the other structure would be in the best interests of the Company and our stockholders. If the Board Chairperson is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment of a lead independent director (the “Lead Director”) by the independent directors of the Board. The Lead Director’s responsibilities include but are not limited to (i) presiding over all meetings of the Board at which the Board Chairperson is not present, including any executive sessions of the independent directors, (ii) approving Board meeting schedules and agendas and (iii) acting as the liaison between the independent directors and the Chief Executive Officer and Chairperson of the Board. Our Corporate Governance Guidelines provide that, at such times as the Board Chairperson qualifies as independent, such Chairperson will serve as Lead Director.
The positions of our Board Chairperson and our Chief Executive Officer are currently held by two separate individuals. Mr. Susan serves as Chairman of the Board, and Mr. Workman serves as our Chief Executive Officer. In his capacity as the independent Board Chairman, Mr. Susan also performs the functions of the Lead Director.
The Board believes that our current leadership structure of having two separate individuals serve as Chief Executive Officer and Chairperson of the Board is in the best interests of the Company and its stockholders. The Board also believes that this structure strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to-day leadership and Company performance and the Board Chairperson’s responsibility to guide the overall strategic direction of our Company, provide oversight of our corporate governance and guidance to our Chief Executive Officer and establish the agenda for, and preside over, Board meetings.
The Board will continue to periodically review our leadership structure and make such changes in the future as the Board deems appropriate and in the best interests of the Company and our stockholders.
Director Independence
Under our Corporate Governance Guidelines and the applicable New York Stock Exchange (“NYSE”) rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must meet the bright-line tests for independence set forth by the NYSE rules.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out their responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Mmes. Durr, Gonzales and McCullough and Messrs. Burke, Kim, Stoll and Susan, representing seven of our eight directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the NYSE rules. Jayson Knafel, who served on our Board until his resignation effective August 11, 2023, qualified as “independent” under the NYSE rules. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the director’s beneficial ownership of our Common Stock and the relationships of our non-employee directors with certain of our significant stockholders.
Board Committees
Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee operates under a written charter.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Zane M. Burke		Chairperson
Laura J. Durr	Chairperson		X
Melissa A. Gonzales		X
John C. Kim	X	X
Amy N. McCullough	X		Chairperson
Marc F. Stoll
Lior Susan			X
Audit Committee
Our Audit Committee is responsible for, among other things:

•	Overseeing our accounting and financial reporting process;

•	Appointing, compensating, retaining and overseeing the work of our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for Owlet;

•	Discussing with our independent registered public accounting firm any audit problems or difficulties and management’s response;

•	Pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate preapproval policies established by the Audit Committee or exempt from such requirement under applicable SEC rules);

•	Reviewing and discussing our annual and quarterly financial statements with management and our independent registered public accounting firm;

•	Discussing our risk management policies, oversee management of such risks and discuss with management the steps management has taken to monitor and control such risks;

•	Reviewing and approving or ratifying any related person transactions;

•	Establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	Preparing the Audit Committee report required by SEC rules.
The members of our Audit Committee are Ms. Durr (Chairperson), Mr. Kim, and Ms. McCullough. All members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules and regulations. Our Board of Directors has affirmatively determined that each member of our Audit Committee qualifies as “independent” under NYSE’s additional standards applicable to Audit Committee members and Rule

10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) applicable to Audit Committee members. In addition, our Board of Directors has determined that Ms. Durr qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of SEC Regulation S-K.
Compensation Committee
Our Compensation Committee is responsible for, among other things:

•	Reviewing and approving corporate goals and objectives with respect to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of these goals and objectives and setting our Chief Executive Officer’s compensation;

•	Overseeing the evaluation of the performance of our other executive officers and reviewing and setting, or making recommendations to our Board of Directors regarding, the compensation of our other executive officers;

•	Reviewing and approving employment and severance agreements or arrangements for our executive officers;

•	Reviewing and making recommendations to our Board of Directors regarding director compensation;

•	Reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans and arrangements;

•	Appointing and overseeing any compensation consultants;

•	Administering and overseeing compliance with our Clawback Policy;

•	Overseeing and periodically reviewing with management our strategies, policies and practices with respect to human capital management and talent development;

•	Reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

•	Preparing the annual Compensation Committee report required by SEC rules, to the extent required.
The current members of our Compensation Committee are Mr. Burke (Chairperson), Ms. Gonzales and Mr. Kim. Our Board of Directors has determined that each member of our Compensation Committee qualifies as “independent” under NYSE’s additional standards applicable to Compensation Committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act.
Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the Compensation Committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable NYSE rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the Compensation Committee. The Compensation Committee did not engage a compensation consultant in 2023.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	Identifying individuals qualified to become members of our Board, consistent with criteria approved by the Board;

•	Recommending to our Board the persons to be nominated for election as directors and to each committee of the Board;

•	Reviewing, with respect to members of our Board, any proposed outside board and board committee memberships or resignations or material changes in employment or circumstances;

•	Periodically reviewing and providing oversight regarding our strategy, initiatives, policies and risks concerning environmental and social responsibility matters;

•	Developing and recommending to our Board corporate governance guidelines, and reviewing and recommending to our Board proposed changes to our corporate governance guidelines from time to time; and

•	Overseeing the annual evaluations of our Board, its committees and management.

The members of our Nominating and Corporate Governance Committee are Ms. McCullough (Chairperson), Ms. Durr and Mr. Susan. Our Board has determined that each member of our Nominating and Corporate Governance Committee qualifies as “independent” under applicable NYSE rules applicable to Nominating and Corporate Governance Committee members.
Board and Board Committee Meetings and Attendance
During fiscal 2023, our Board of Directors met five times, the Audit Committee met eight times, and the Compensation Committee and the Nominating and Corporate Governance Committee each met four times. In 2023, each of our incumbent directors then-serving attended at least 75% of the meetings of the Board and committees on which they served as a member.
Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. Also, on a regularly scheduled basis, but no less than once a year, the independent directors meet in a private session that excludes management and any non-independent directors. Each executive session of the independent directors is presided over by the Chairperson of the Board if the Chairperson qualifies as independent or, alternatively, by the Lead Director, if any, if the Chairperson does not qualify as independent, or a director designated by the independent directors.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. At our 2023 annual meeting of stockholders, six of our directors then in office were in attendance.
Director Nominations Process
The Board is responsible for nominating director candidates for election to the Board, and for appointing directors to the Board to fill any vacancies that may occur in between annual elections of directors. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become directors and recommending to the Board director candidates for nomination either for election by shareholders or for appointment by the Board. In fulfilling this responsibility, the Nominating and Corporate Governance Committee considers, among other things: (i) personal and professional integrity, ethics and values; (ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (iii) strong finance experience; (iv) relevant social policy concerns; (v) experience relevant to the Company’s industry; (vi) experience as a board member or executive officer of another publicly held company; (vii) relevant academic expertise or other proficiency in an area of the Company’s operations; (viii) diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; (ix) diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; (x) practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and (xi) any other relevant qualifications, attributes or skills. In determining whether to recommend a director for reelection, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
We consider diversity, such as gender, race, ethnicity and membership of underrepresented communities, a meaningful factor in identifying director nominees and view such diversity characteristics as meaningful factors to consider, but we do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience.
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third-party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist with identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide an appropriate blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for reelection in the context of the Board evaluation process and other perceived needs of the Board.
Lior Susan was initially recommended to serve on our Board in accordance with the stockholders agreement entered into at the time of the Merger. Amy N. McCullough was initially recommended to serve on our Board by one of our stockholders, Trilogy, and Laura J. Durr was originally recommended to serve as a member of our Board by management and by Mr. Lior. Each of these director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their nomination for reelection, as applicable, at the Annual Meeting.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering them as it does in considering other director candidates. Stockholders wishing to propose a candidate for consideration may do so by submitting their recommendation in writing to the attention of the Corporate Secretary at our address provided under the “Principal Executive Offices” section.
Board Role in Risk Oversight
The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function primarily by its Audit Committee, as well as its Compensation Committee and Nominating and Corporate Governance Committee. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the Board is regularly informed through committee reports about such risks.
The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Audit Committee is responsible for enterprise risk management, including the management of financial risks. In fulfilling this responsibility, the Audit Committee also reviews and discusses our guidelines and policies with respect to risk assessment and risk management, as well as discusses with Company management the steps that management has taken to monitor and control such exposures. The Audit Committee discusses with our management and independent registered public accounting firm any correspondence with regulators or government agencies that raise material issues regarding our financial statements or accounting policies. Additionally, the Audit Committee periodically discusses with our management the Company’s information technology initiatives, which includes education on cybersecurity and other risks relevant to Owlet, including safeguards to prevent or detect cybersecurity incidents that could be harmful to the Company. The Compensation Committee assists the Board by overseeing the management of risks relating to executive compensation, including review of incentive compensation arrangements and regulatory compliance to confirm that incentive pay does not encourage unnecessary risk-taking. Also, the Compensation Committee reviews and discusses, at least annually, the relationship between compensation-related risk management policies and practices, regulatory compliance, corporate strategy and senior executive compensation. The Nominating and Corporate Governance Committee assists the Board by managing risks associated with the independence of the Board.
Committee Charters and Corporate Governance Guidelines
Our Corporate Governance Guidelines, charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and other corporate governance information are available on our Investor Relations website at www.investors.owletcare.com. You may also request hard copies by contacting our Corporate Secretary at our address and telephone number provided under the “Principal Executive Offices” section.

Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. Our Code is available on our Investor Relations website at www.investors.owletcare.com. You may also request a hard copy by contacting our Chief Legal Officer at our address and telephone number provided under the “Principal Executive Offices” section. In addition, we intend to post on our website all disclosures that are required by applicable SEC and NYSE rules concerning any amendments to, or waivers of, any provisions of our Code.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engaging in transactions that hedge or offset (or are designed to hedge or offset) any decrease in the market value of our equity securities. All such transactions involving our equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly, are prohibited.
Clawback Policy

We have instituted a clawback policy in accordance with the NYSE’s final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, effective October 2, 2023 to support a culture of focused, diligent and responsible management that discourages conduct detrimental to our growth. The policy applies to each person who serves as an executive officer of the Company, as defined in Rule 10D-1(d) under the Exchange Act. In the event of a qualifying financial restatement, a covered employee will be required to forfeit erroneously awarded incentive compensation to the Company to the extent required under applicable law.

Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such written correspondence to the attention of the Chief Legal Officer at our address provided under the “Principal Executive Offices” section. The Chief Legal Officer will forward the communication to the appropriate director or directors as appropriate.

EXECUTIVE AND DIRECTOR COMPENSATION
Overview
Throughout this “Executive and Director Compensation” section, unless the context requires otherwise, references to "Owlet," "we," "us," "our," the "company" and similar terms in this section refer to Old Owlet prior to the Merger, and to Owlet, Inc. following the Merger.
This section discusses the material components of the executive compensation program for our 2023 named executive officers. Our named executive officers for 2023 are:

•	Kurt Workman, our Chief Executive Officer;

•	Kathryn R. Scolnick, our Chief Financial Officer; and

•	Jonathan Harris, our President and Chief Revenue Officer
As an “emerging growth company,” as defined in the Jumpstart Our Business Startups (JOBS) Act, as amended, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
2023 Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity incentive Plan Compensation	All Other Compensation ($)(2)	Total ($)
Kurt Workman	2023	266,827	—	—	—		2,300	269,127
Chief Executive Officer	2022	369,231	50,000	4,258,686	—		3,100	4,681,017
Kathryn R. Scolnick	2023	302,885	—	224,102	24,802		—	551,789
Chief Financial Officer	2022	369,231	50,000	1,248,157	—		1,100	1,668,488
Jonathan Harris(3)	2023	150,000	—	627,765	—	—	250	823,015
President & Chief Revenue Officer

(1)	Amounts shown represent the aggregate grant date fair value of RSU awards and the incremental fair value of option awards contingently repriced as computed in accordance with FASB ASC Topic 718. See Note 10 (Share-Based Compensation) to the Company’s consolidated financial statements included in the Form 10-K for the assumptions used in determining these values.

(2)	For 2023, amounts represent (i) for Mr. Workman, $2,300 in Company-paid contributions to a healthcare savings account; and (ii) for Mr. Harris, $250 in work-from-home stipends.

(3)	Mr. Harris commenced employment on July 25, 2023.
Narrative to the Summary Compensation Table
2023 Annual Base Salary
We pay our executives a base salary to compensate them for services rendered to our company. The base salary payable to our executives is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In January 2023, to help preserve cash resources, our Compensation Committee decreased the annual base salary of Mr. Workman and Ms. Scolnick from $375,000 to $262,500 and $300,000, respectively. Our Compensation Committee reinstated the base salaries of each of Mr. Workman and Ms. Scolnick to $375,000, effective December 17, 2023. The base salary of Mr. Harris, who joined the Company in July 2023, was set at $375,000. The salary amount listed for each of our named executive officers in the “Salary” column of the Summary Compensation Table above reflects the base salary actually paid to each during 2023.
Our Board or Compensation Committee may adjust the base salaries of any of our named executive officers from time to time in their discretion.

2023 Annual Bonus
We have previously maintained a performance-based bonus program in which all of our named executive officers were eligible to participate. In July 2022, our Compensation Committee discontinued our performance-based bonus program to help conserve cash resources; therefore, no performance-based bonuses for 2023 performance have been or will be paid to our named executive officers.
Under the offer letter entered into with Mr. Harris in connection with his commencement of employment with us, Mr. Harris is eligible to be paid a target bonus for his first year of employment based on company and individual performance, subject to his continued employment through July 25, 2024. Any bonus earned will be paid on or after July 25, 2024.
Our Board and Compensation Committee may adjust the target bonus opportunities of any of our named executive officers from time to time in their discretion.
2023 Equity Compensation
We have granted stock options, time-based restricted stock units (“RSUs”), and performance-based restricted stock units (“PSRUs”) to our employees, including our executive officers, in order to attract and retain them, as well as to align their interests with the interests of our shareholders.
Time-Based RSUs
Pursuant to the terms of his employment offer letter, we granted Mr. Harris an award of 137,299 RSUs in July 2023 and 74,488 RSUs in January 2024. Each RSU represents the right to receive one share of our Common Stock upon vesting. Each award vests as to 25% of the RSUs on July 25, 2024 and in equal quarterly installments thereafter, through July 25, 2026, subject to his continued service.
In September 2023, we granted Ms. Scolnick an award of 65,719 RSUs. Each RSU represents the right to receive one share of our Common Stock upon vesting. The award vests as to 100% of the RSUs on September 6, 2024, subject to continued service.
In September 2023, as part of a broader employee stock option repricing undertaken to restore value to our employees’ equity holdings and retain and incentivize our employees, we reduced the exercise price of Ms. Scolnick’s option to purchase 17,650 shares of our Common Stock to $4.21 per share, the closing trading price of our Common Stock on the date the exercise price was reduced. In the event Ms. Scolnick terminates employment with us for any reason or exercises the option, in each case, prior to September 10, 2024, the exercise price automatically increases to its original exercise price of $65.38 per share.
Other Elements of Compensation
Retirement Savings and Health and Welfare Benefits
We maintain a 401(k) retirement savings plan for our employees, including our executive officers, who satisfy certain eligibility requirements. Our executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
All of our full-time employees, including our executive officers, are eligible to participate in our health and welfare plans. These health and welfare plans include (i) medical, dental and vision benefits, (ii) short-term and long-term disability insurance, and (iii) supplemental life and accidental death & dismemberment insurance.
Perquisites and Other Personal Benefits
We determine perquisites on a case-by-case basis and will provide a perquisite to a named executive officer when we believe it is necessary to attract or retain the named executive officer, and such determinations may be made in consultation with the Board, Compensation Committee, Company management, an independent compensation consultant or other independent consultants or advisors. During 2023, Mr. Harris was eligible for a $250 work-from-home stipend.

Outstanding Equity Awards at 2023 Fiscal Year-End
The following table summarizes the outstanding equity awards held by our named executive officers as of December 31, 2023. The number of shares and exercise prices of the equity awards have been adjusted to reflect the 1 for 14 reverse stock split we completed on July 7, 2023.

	Option Awards						Stock Awards
Name	Vesting Start Date	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Kurt	3/15/2022	3/15/2022					24,671(2)	130,263
Workman	3/15/2022	3/15/2022							56,391(3)	297,744
	12/1/2020	1/24/2021	17,558(4)	6,687	99.82	1/23/2031
	4/19/2016	4/19/2016	540	—	1.68	4/18/2026
Kathryn R.	9/10/2023	9/6/2023					65,719	346,996.00
Scolnick	3/15/2022	3/15/2022					8,458(2)	44,658
	3/15/2022	3/15/2022							15,037(3)	79,395
	3/15/2021	11/15/2021	12,137(7)	5,513	4.21	11/15/2031
	2/15/2021	11/15/2021					5,515(2)	29,119
Jonathan	8/15/2023	7/25/2023					137,299	724,939
Harris

(1)	Amounts are calculated by multiplying the number of RSUs or PRSUs in the table by $5.28, which was the per share closing price of our Common Stock on December 29, 2023, the last trading day of fiscal 2023.

(2)	The RSUs vest as to 25% of the underlying shares on the first anniversary of the vesting start date, and as to 1/16th of the underlying shares each quarter thereafter, subject to the individual’s continued service with the Company.

(3)	The PRSUs vest as to 25% of the underlying shares upon achievement of the following cumulative net revenue targets during the performance period beginning January 1, 2022 and ending December 31, 2025, subject to the individual’s continued service with the Company: $150 million, $300 million, $450 million, and $600 million.

(4)	The option vests and becomes exercisable as to 1/48th of the underlying shares on each monthly anniversary of the vesting start date, subject to Mr. Workman’s continued service with the Company.

(5)	The RSUs vest as to 25% of the underlying shares on the first anniversary of the vesting start date, and in equal installments on a quarterly basis thereafter, through the third anniversary of the vesting start date, subject to the Mr. Harris’s continued service with the Company.

(6)	The RSUs vest fully on the one year anniversary of the vesting start date, subject to Ms. Scolnick’s continued service with the Company.

(7)	The option vests and becomes exercisable as to 25% of the underlying shares on the first anniversary of the vesting start date, and as to 1/48th of the underlying shares each month thereafter, subject to Ms. Scolnick’s continued service with the Company. The exercise price of the option was reduced to $4.21 per share in September 2023, but automatically increases to its original exercise price of $65.38 per share in the event Ms. Scolnick terminates employment for any reason or exercises the option, in each case, prior to September 10, 2024.

Executive Compensation Arrangements
We have entered into an offer letter with each of our named executive officer that sets forth the named executive officer’s base salary, employee benefits eligibility, any signing bonus or one-time bonus opportunity and initial equity award. Any severance benefits included in our named executive officer offer letters were superseded by our Executive Change in Control Severance Plan (the “CIC Severance Plan”) described below.

Executive Change in Control Severance Plan
In August 2023, our Compensation Committee adopted the CIC Severance Plan, under which each of our named executive officers is eligible to receive compensation and benefits in the event of an involuntary termination of employment by the Company without cause, or a resignation from employment with the Company for good reason, which occurs within 3 months prior to, or 12 months after, the effective date of a change in control of the Company (a “Covered Termination”).
The CIC Severance Plan provides our named executive officers the following payments and benefits upon a Covered Termination: (i) a payment equal to 12 months base salary plus the target bonus for the year the Covered Termination occurred, prorated for the number of days the applicable executive was employed in such year, (ii) continued health coverage for a period of 12 months, or until the executive and their covered dependents become eligible for healthcare coverage under another employer’s plan(s), and (iii) accelerated vesting of all equity awards outstanding and unvested as of the date of the Covered Termination. The payments and benefits provided to our named executive officers under the CIC Severance plan are in lieu of benefits that would be incurred due to a Covered Termination under any other separation plan or agreement, including the employment offer letters, as applicable.
Director Compensation
In July 2023, our Board approved a non-employee director compensation program formalizing compensation for our non-employee directors who are unaffiliated with our institutional investors. The program provides eligible directors an annual cash retainer of $50,000 for serving on the Board, and an additional annual cash retainer of $32,500 for serving as the chairperson of the Audit Committee. Our directors may elect to receive their fees in cash, in RSUs, or in a combination of cash and RSUs. RSUs received pursuant to this election are granted on the fifth business day following the end of the applicable calendar quarter, and are fully-vested on the date of grant. In addition to the above fees, directors are also reimbursed for their out-of-pocket expenses in attending in-person meetings.
The non-employee director compensation program also provides for an annual award of RSUs, calculated by dividing $150,000 by the 30 trading day average closing price of a share of our Common Stock as of the date of such annual meeting of the Company’s stockholders, rounded down to the nearest whole number. Such RSU awards are granted to continuing non-employee directors following each annual meeting of our stockholders, and vest immediately prior to the next annual meeting of the Company’s stockholders, subject to continued service of the director.
Mr. Workman did not receive any additional compensation for his service as a director, and his compensation as an executive officer of the Company is set forth in the Summary Compensation Table above.
The following table sets forth information concerning the compensation of our non-employee directors for the year ended December 31, 2023.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Lior Susan	—	—	—
Zane M. Burke	50,000	204,283	254,283
Laura J. Durr	82,500	204,283	286,783
Melissa A. Gonzales(3)	24,121	151,814	175,935
John C. Kim	50,000	204,283	254,283
Jayson Knafel(4)	—	—	—
Amy N. McCullough	—	—	—
Marc F. Stoll(5)	—	—	—

(1)	The following table shows the aggregate number of RSUs held by our non-employee directors as of December 31, 2023. No other non-employee directors held RSUs or stock options as of December 31, 2023.

Name	Stock Awards Outstanding at Year End
Zane M. Burke	41,782
Laura J. Durr	41,782
Melissa A. Gonzales	34,347
John C. Kim	41,782

(2)	The amounts shown in this column relate to annual RSU grants made to each non-employee director in 2023 as further described below under the heading “Director Compensation.” These amounts reflect the 2023 annual RSU award, which was granted in July 2023, and with respect to Ms. Durr and Messrs. Burke and Kim, also reflects the 2022 annual RSU award, the granting of which was deferred to January 2023. These amounts are based upon the grant date fair value of awards calculated in accordance with FASB ASC Topic 718. See Note 10 (Share-Based Compensation) to the Company’s consolidated financial statements included in the Form 10-K for the assumptions used in determining these values.
(3)	Ms. Gonzales joined our Board effective July 18, 2023.
(4)	Mr. Knafel resigned from our Board effective August 11, 2023.
(5)	Mr. Stoll joined our Board effective August 15, 2023.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes securities available under our equity compensation plans as of December 31, 2023.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#) (a)(2)	Weighted Average Per Share Exercise Price of Outstanding Options, Warrants and Rights(1) ($) (b)(3)	Number of Securities Remaining Available Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(4)
Equity compensation plans approved by security holders (1)	1,998,669	16.03	825,223
Equity compensation plans not approved by security holders	—	—	—
Total	1,998,669	16.03	825,223

(1)	Consists of the 2014 Incentive Plan and the 2021 Incentive Plan.

(2)	Represents (i) 463,168 shares of Common Stock to be issued upon exercise of outstanding options, (ii) 1,464,073 shares subject to outstanding RSUs, and (iii) 71,428 shares subject to outstanding PRSUs.

(3)	Represents the weighted-average exercise price of outstanding options and is calculated without taking into account the shares of Common Stock subject to outstanding RSUs.

(4)	Represents 594,161 shares remaining available for issuance under the 2021 Incentive Plan and 231,062 shares available for issuance under the 2021 Employee Stock Purchase Plan (the “2021 ESPP”). As of July 15, 2021, in connection with the Merger, no new awards are made under the 2014 Incentive Plan. The 2021 Incentive Plan provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, by an amount equal to the lesser of (i) 5% of the aggregate number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of Common Stock as is determined by the our Board (but no more than 9,720,372 shares may be issued upon the exercise of incentive stock options). The 2021 ESPP provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, by an amount equal to the lesser of (i) 1% of the aggregate number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of Common Stock as is determined by our Board, provided that no more than 1,863,071 shares of our Common Stock may be issued under the 2021 ESPP.

STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our Common Stock, Series A Preferred Stock and Series B Preferred Stock as of June 27, 2024 by:

•	each person, or group of affiliated persons, known by us to beneficially own more than five percent of the outstanding shares of any class of our outstanding voting securities;

•	each of the Company’s directors and director nominees;

•	each of the Company’s named executive officers included in the Summary Compensation Table; and

•	all of the Company’s directors and executive officers as a group.
Beneficial ownership is determined according to SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or become exercisable within 60 days. Except as described in the footnotes below, we believe that based on the information furnished to us, each person and entity named in the table below has sole voting and dispositive power with respect to all shares of Common Stock beneficially owned by them, subject to any applicable community property laws.
The number of shares of our Common Stock beneficially owned by our directors and executive officers includes shares that such persons have the right to acquire within 60 days of June 27, 2024, including through the exercise of stock options and warrants conversion of our Series A Preferred Stock and Series B Preferred Stock as noted in the table footnotes.
Unless otherwise indicated below, the address for each beneficial owner listed is in the care of Owlet, Inc., 3300 North Ashton Boulevard, Suite 300, Lehi, Utah 84043.

	Shares Beneficially Owned
	Title or Class of Securities

	Common Stock(2)		Series A Preferred Stock(2)		Series B Preferred Stock(2)

Name and address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(3)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(4)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(5)	Combined Voting Power(2)

Holders of More Than 5%
Entities affiliated with Eclipse(6)	12,224,955	63.38%	20,200	73.59%	6,000	64.86%	40.37%
Trilogy Equity Partners, LLC(7)	2,176,374	20.47%	2,717	9.90%	2,286	24.71%	9.36%
John Stanton and Theresa Gillespie(8)	728,569	7.61%	783	2.85%	714	7.72%	2.69%
The Melton 2020 Irrevocable Trust(9)	612,243	6.30%	1,500	5.46%	—	—	1.53%

Directors and Named Executive Officers
Zane M. Burke(10)	54,444	*	—	—	—	—	*
Laura J. Durr(11)	47,111	*	—	—	—	—	*
Melissa A. Gonzales(12)	34,347	*	—	—	—	—	*
John C. Kim(13)	332,227	3.54%	500	1.82%	250	2.70%	1.07%
Amy N. McCullough	—	—	—	—	—	—	—
Marc F. Stoll	—	—	—	—	—	—	—
Lior Susan(14)	12,224,955	63.38%	20,200	73.59%	6,000	64.86%	40.37%
Kurt Workman(15)	556,306	5.97%	500	1.82%	—	—	2.82%
Jonathan Harris(16)	45,766	*	—	—	—	—	*
Kathryn R. Scolnick(17)	25,786	*	—	—	—	—	*
All Directors and Executive Officers as a Group (10 Individuals)(18)	13,320,942	67.07%	21,200	77.94%	6,250	67.57%	45.28%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address for each beneficial owner listed is c/o Owlet, Inc., 3300 North Ashton Boulevard, Suite 300, Lehi, Utah 84043.

(2)	Each share of our Common Stock is entitled to one vote, and each share of our Series A Preferred Stock and Series B Preferred Stock is entitled to that number of votes equal to the whole number of shares of our Common Stock into which such holder’s aggregate number of Series A Preferred Stock and/or Series B Preferred Stock, as applicable, are convertible.

The beneficial ownership information shown in the table under “Common Stock” includes the number of shares of our Common Stock held by such holder, as well as shares of our Common Stock such holder could acquire within 60 days of June 27, 2024, including by converting shares of Series A Preferred Stock, Series B Preferred Stock, exercising warrants or options, or upon settlement of restricted stock units. Each share of Series A Preferred Stock is currently convertible into shares of Common Stock at a conversion rate of 145.7726, and each share of Series B Preferred Stock is currently convertible into shares of Common Stock at a conversion rate of 129.6596. The percentage reported under “Combined Voting Power” represents the holder’s voting power with respect to all of our shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock outstanding as of June 27, 2024, voting as a single class, and, as to each holder, without including any shares of Common Stock that such holder could acquire by exercising warrants or options or upon vesting of restricted stock units, as such securities confer no voting power until the issuance of Common Stock upon their exercise or settlement, as applicable.

(3)	Percentages are based upon the 9,099,539 shares of our Common Stock that were outstanding on June 27, 2024.

(4)	Percentages are based upon the 27,200 shares of our Series A Preferred Stock that were outstanding on June 27, 2024, representing 4,001,454 in voting power entitled to vote.

(5)	Percentages are based upon the 9,250 shares of our Series B Preferred Stock that were outstanding on June 27, 2024, representing 1,199,348 in voting power entitled to vote.

(6)	Based on (A) information stated in the Schedule 13D/A filed with the SEC on March 4, 2024 by Eclipse Ventures GP I, LLC (“Eclipse I GP”), Eclipse Ventures Fund I, L.P. (“Eclipse I”), Eclipse Continuity GP I, LLC (“Eclipse Continuity GP”), Eclipse Continuity Fund I, L.P. (“Eclipse Continuity I”), Eclipse Early Growth GP I, LLC (“Eclipse EG GP I”), Eclipse Early Growth Fund I, L.P. (“Eclipse EGF I”) and Mr. Susan and (B) information known to the Company. Consists of (i) 1,066,472 shares of Common Stock held of record by Eclipse Continuity I, (ii) 968,694 shares of Common Stock held of record by Eclipse I, (iii) 2,944,606 are shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock held by Eclipse EGF I, (iv) 5,300,921 are shares of Common Stock issuable upon exercise of the 2023 Private Placement Warrants held by Eclipse EGF I, (v) 777,957 are shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock held by Eclipse EGF I, and (vi) 1,166,935 are shares of Common Stock issuable upon exercise of the 2024 Private Placement Warrants held by Eclipse EGF I. Eclipse Continuity GP is the general partner of Eclipse Continuity I and may be deemed to have voting and dispositive power over the shares held by Eclipse Continuity I. Eclipse I GP is the general partner of Eclipse I and may be deemed to have voting and dispositive power over the shares held by Eclipse I. Eclipse EG GP I is the general partner of Eclipse EGF I and may be deemed to have voting and dispositive power over the shares held by Eclipse EGF I. Mr. Susan is the sole managing member of each of Eclipse Continuity GP, Eclipse I GP and Eclipse EG GP I and may be deemed to have voting and dispositive power with respect to the shares held by each of Eclipse Continuity I, Eclipse I and Eclipse EGF I. The principal business address of each of the foregoing entities is c/o Eclipse Ventures, 514 High Street, Suite 4, Palo Alto, California 94301.

Eclipse is not currently permitted to vote shares of Series B Preferred Stock it holds to the extent such shares would result in Eclipse beneficially owning more than the Share Cap, provided that all outstanding Series B Preferred Stock and all of the shares of Common Stock underlying such Series B Preferred Stock are deemed to be outstanding for such calculation (but, in the case of Eclipse, only up to the Share Cap) and no unexercised rights, options, warrants or conversion privileges to acquire shares of Common Stock are included. Similarly, Eclipse is not currently permitted to exercise any portion of the 2023 Private Placement Warrants or 2024 Private Placement Warrants it holds to the extent such exercise would result in Eclipse beneficially owning more than the Share Cap.

(7)	Based on information included in the Schedule 13D/A filed with the SEC on March 1, 2024 and on information known to the Company, Trilogy Equity Partners, LLC has sole voting and sole dispositive power over 2,493,225 shares of our Common Stock and consists of (i) 643,244 shares of Common Stock, (ii) 396,064 shares of Common Stock issuable upon conversion of Series A Preferred Stock, (iii) 712,915 shares of Common Stock issuable upon exercise of 2023 Private Placement Warrants, (iv) 296,401 shares of Common Stock issuable upon conversion of Series B Preferred Stock, and (v) 444,601 shares of Common Stock issuable upon the exercise of 2024 Private Placement Warrants. The principal business address of Trilogy Equity Partners, LLC is 155 108th Avenue N.E., Suite 400, Bellevue, Washington 98004.

(8)	Based on information stated in the Schedule 13G/A filed with the SEC on February 9, 2024 and information known to the Company. John Stanton has sole voting and sole dispositive power over 61,874 shares of our Common Stock, and each of John Stanton and Theresa Gillespie have shared voting power and shared dispositive power over 666,695 shares of our Common Stock. Includes (i) 3,644 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock beneficially owned by John Stanton as sole trustee for the Peter Thomsen Trust #2, (ii) 6,559 shares of Common Stock issuable upon the exercise of 2023 Private Placement Warrants beneficially owned by John Stanton as sole trustee for the Peter Thomsen Trust #2, (iii) 2,982 shares of Common Stock issuable upon the conversion of Series B Convertible Preferred Stock beneficially owned by John Stanton as sole trustee for the Peter Thomsen Trust #2, (iv) 4,473 shares of Common Stock issuable upon the exercise of 2024 Private Placement Warrants beneficially owned by John Stanton as sole trustee for the Peter Thomsen Trust #2, (v) 3,644 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock beneficially owned by John Stanton as sole trustee for the Samuel Thomsen Trust #2, (vi) 6,559 shares of Common Stock issuable upon the exercise of 2023 Private Placement Warrants beneficially owned by John Stanton as sole trustee for the Samuel Thomsen Trust #2, (vii) 2,982 shares of Common Stock issuable upon the conversion of Series B Convertible Preferred Stock beneficially owned by John Stanton as sole trustee for the Samuel Thomsen Trust #2, (viii) 4,473 shares of Common Stock issuable upon the exercise of 2024 Private Placement Warrants beneficially owned by John Stanton as sole trustee for the Samuel Thomsen Trust #2, (ix) 106,851 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Stock beneficially owned by the Reporting Persons as tenants in common and (x) 192,332 shares of Common Stock issuable upon the exercise of 2023 Private Placement Warrants held by the Reporting Persons as tenants in common, (xi) 86,612 shares of Common Stock issuable upon the conversion of Series B Convertible Preferred Stock beneficially owned by the Reporting Persons as tenants in common and (xii) 129,918 shares of Common Stock issuable upon the exercise of 2024 Private Placement Warrants held by the Reporting Persons as tenants in common. The principal business address of John Stanton and Theresa Gillespie is P.O. Box 465, Medina, Washington 98039.

(9)	Based on information known to the Company. Consists of the following held by The Melton 2020 Irrevocable Trust (“Melton Trust”): (i) 218,658 shares of Common Stock issuable upon conversion of Series A Preferred Stock, and (ii) 393,585 shares of Common Stock issuable upon the exercise of 2023 Private Placement Warrants. The principal business address of Melton Trust is 201 S. Phillips Ave., Suite 200, Sioux Falls, South Dakota 57104.

(10)	Consists of 54,444 shares of Common Stock held directly by Mr. Burke.

(11)	Consists of 47,111 shares of Common Stock held directly by Ms. Durr.

(12)	Consists of 34,347 shares of Common Stock held directly by Ms. Gonzales.

(13)
Consists of (i) 47,111 shares of Common Stock held directly by Mr. Kim, (ii) 72,886 shares of Common Stock issuable upon the conversion of Series A Preferred Stock, (iii) 131,195 shares of Common Stock issuable upon the exercise of 2023 Private Placement Warrants, (iv) 72,886 shares of Common Stock issuable upon the conversion of Series B Preferred Stock, and (v) 131,195 shares of Common Stock issuable upon the exercise of 2024 Private Placement Warrants.

(14)	Based on information (i) included in the Schedule 13D/A filed with the SEC on March 3, 2024 by Eclipse I GP, Eclipse I, Eclipse Continuity GP, Eclipse Continuity I, Eclipse EG GP I, Eclipse EGF I and Mr. Susan; (ii) included in the Form 4 filed with the SEC on July 19, 2021 by Mr. Susan; and (iii) information provided to the Company by Mr. Susan. Of the 12,224,955 shares beneficially owned by Mr. Susan, (i) 968,694 are shares of Common Stock held of record by Eclipse I, (ii) 1,066,472 are shares of Common Stock held of record by Eclipse Continuity I, (iii) 2,944,606 are shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock held by Eclipse EGF I, (iv) 5,300,921 are shares of Common Stock issuable upon exercise of the 2023 Private Placement Warrants held by Eclipse EGF I, (v) 777,957 are shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock held by Eclipse EGF I, and (vi) 1,166,935 are shares of Common Stock issuable upon exercise of the 2024 Private Placement Warrants held by Eclipse EGF I. Eclipse I GP, Eclipse Continuity GP and Eclipse EG GP I are the general partners of Eclipse I, Eclipse Continuity I and Eclipse EGF I, respectively. Mr. Susan, who serves as our Chairman of the Board, is the sole managing member of each such general partner and therefore may be deemed to have voting and dispositive power over the shares held by Eclipse I, Eclipse Continuity I and Eclipse EG GP I. Each of Eclipse I GP, Eclipse Continuity GP, Eclipse EG GP I and Mr. Susan disclaim beneficial ownership of the shares held by Eclipse I, Eclipse Continuity I and Eclipse EGF I, respectively, except to the extent of their respective pecuniary interests therein, if any. The principal business address of Mr. Susan and each of the foregoing Eclipse entities is c/o Eclipse Ventures, 514 High Street, Suite 4, Palo Alto, California 94301.

(15)
Consists of (i) 181,854 shares of Common Stock held directly by Mr. Workman, (ii) 148,157 shares of Common Stock held directly by his spouse, (iii) 22,214 shares of Common Stock issuable upon the exercise of options exercisable as of or within 60 days of June 27, 2024; (iv) 72,886 shares of Common Stock issuable upon the conversion of Series A Preferred Stock; and (v) 131,195 shares of Common Stock issuable upon the exercise of 2023 Private Placement Warrants.

(16)	Consists of 45,766 shares of Common Stock issuable to Mr. Harris under RSUs vesting within 60 days of June 27, 2024.

(17)
Consists of (i) 9,602 shares of Common Stock held directly by Ms. Scolnick, (ii) 15,081 shares of Common Stock issuable upon the exercise of options exercisable as of or within 60 days of June 27, 2024, and (iii) 1,103 shares of Common Stock issuable under RSUs vesting within 60 days of June 27, 2024.

(18)
Consists of (i) 2,557,792 shares of Common Stock held, (ii) 37,292 shares of Common Stock issuable upon the exercise of options exercisable as of or within 60 days of June 27, 2024, (iii) 46,869 shares of Common Stock issuable under RSUs vesting within 60 days of June 27, 2024, (iv) 3,090,378 shares of Common Stock issuable upon the conversion of Series A Preferred Stock, (v) 5,562,681 shares of Common Stock issuable upon the exercise of 2023 Private Placement Warrants, (vi) 810,371 shares of Common Stock issuable upon the conversion of Series B Preferred Stock, and (vii) 1,215,556 shares of Common Stock issuable upon the exercise of 2024 Private Placement Warrants.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than ten percent of our Common Stock to file with the SEC reports of their ownership and changes in their ownership of our Common Stock. To our knowledge, based solely on (i) review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2023 filed with the SEC and (ii) written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than ten percent of our Common Stock were filed on a timely basis during the year ended December 31, 2023, other than: (i) one late Form 4 for Ms. Scolnick relating to ten transactions, (ii) one late Form 4 for Mr. Workman relating to four transactions, and (iii) one late Form 4 for each of Mr. Burke, Ms. Durr, and Mr. Kim, each relating to a single transaction.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures on Transactions with Related Persons
Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception of such conflicts of interest). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on the NYSE. Under such policy, a related person transaction, and any material amendment or modification to a related person transaction, will be reviewed and approved or ratified by the Audit Committee or by the disinterested members of the Board of Directors.
In connection with the review and approval or ratification of a related person transaction:

•	Management will disclose to the Audit Committee or disinterested directors, as applicable, information such as the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction and other material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•	Management will advise the Audit Committee or disinterested directors, as applicable, as to other relevant considerations such as whether the related person transaction conflicts with the terms of our agreements governing our material outstanding indebtedness that limit or restricts our ability to enter into a related person transaction; and

•	Related person transactions will be disclosed in our applicable filings under the Securities Act of 1933, as amended, or the Exchange Act, and related rules, and, to the extent required.
In addition, the related person transaction policy provides that the Audit Committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent,” or “non-employee” director, as applicable, under the rules and regulations of the SEC and NYSE.
A “related person transaction” is, subject to exceptions provided under SEC Regulation S-K, a transaction, arrangement or relationship in which Owlet or its subsidiaries was, is or will be a participant and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

•	Any person who is, or at any time during the applicable period was, one of our officers or one of our directors;

•	Any person who is known by Owlet to be the beneficial owner of more than five percent (5%) of its voting stock; and

•	Any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law, or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of its voting stock.
Each of the transactions described below entered into following the adoption of our related person transaction policy was approved in accordance with such policy.
Related Person Transactions
February 2023 Private Placement Financing
On February 17, 2023, we entered into private placement investment agreements with certain investors, pursuant to which we issued and sold to various investors (i) an aggregate of 30,000 shares of Series A Preferred Stock and (ii) warrants to purchase an aggregate of 7,871,719 shares of Common Stock (the “2023 Private Placement Warrants”), for aggregate gross proceeds of $30.0 million (collectively, the “2023 Private Placement”). The 2023 Private Placement Warrants have a per share exercise price of $4.662 and are exercisable by the holder at any time on or before February 17, 2028. In connection with the 2023 Private Placement, we agreed to file at our expense a shelf registration statement to register the resale of all the shares of Common Stock issuable upon conversion or exercise of the Series A Preferred Stock and the 2023 Private Placement Warrants, which registration statement was filed in April 2023.

February 2024 Private Placement Financing

On February 29, 2024, we issued and sold to various investors (i) an aggregate of 9,250 shares of Series B Preferred Stock and (ii) warrants to purchase an aggregate of 1,799,021 shares of Common Stock (the “2024 Private Placement Warrants”), for aggregate gross proceeds of $9.25 million (collectively, the “2024 Private Placement”). The 2024 Private Placement Warrants have a per share exercise price of $7.7125 and are exercisable by the holder at any time on or before March 1, 2029. In connection with the 2024 Private Placement, we agreed to file at our expense a shelf registration statement to register the resale of all the shares of Common Stock issuable upon conversion or exercise of the Series B Preferred Stock and the 2024 Private Placement Warrants, which registration statement was filed in May 2024.

The Certificate of Designation for the Series B Preferred Stock includes provisions that prevent Eclipse from converting its Series B Preferred Shares to the extent such action would result in Eclipse beneficially owning in excess of 48.9% of the Company’s outstanding Common Stock (the “Share Cap”), provided that such Share Cap is subject to removal at Eclipse’s sole discretion upon written notice to the Company, provided that any increase or removal of such Share Cap will not be effective before the sixty-first (61st) day after such written notice. As of the date of this Proxy Statement, Eclipse has not provided written notice to the Company of any change to, or removal of, the Share Cap. The following table sets forth the aggregate number of shares of Series A Preferred Stock and 2023 Private Placement Warrants acquired in the 2023 Private Placement and Series B Preferred Stock and 2024 Private Placement warrants acquired in the 2024 Private Placement by holders of more than 5% of any class of our outstanding voting securities, including entities that became holders of more than 5% of any class of our outstanding voting securities as a result of the 2023 Private Placement and 2024 Private Placement, and by certain of our directors and executive officers.

Participants	Shares of Series A Preferred Stock	2023 Private Placement Warrant Shares	Aggregate Purchase Price- 2023 Private Placement	Shares of Series B Preferred Stock	2024 Private Placement Warrant Shares	Aggregate Purchase Price- 2024 Private Placement	Total Aggregate Purchase Price Paid

Greater than Five Percent Holders (1)
Entities Affiliated with Eclipse(2)	20,200	5,200,291	$20,200,000	6,000	1,166,935	$6,000,000	$26,200,000
Trilogy Equity Partners, LLC(3)	2,717	712,915	$2,717,000	2,286	444,601	$2,286,000	$5,003,000
Walleye Opportunities Master Fund Ltd	2,250	590,378	$2,250,000				$2,250,000
The Melton 2020 Irrevocable Trust	1,500	393,585	$1,500,000				$1,500,000
John Stanton and Theresa Gillespie	733	192,332	$733,000	668	129,918	$668,000	$1,401,000
Samuel Thomsen Trust #2(4)	25	6,559	$25,000	23	4,473	$23,000	$48,000
Peter Thomsen Trust #2(4)	25	6,559	$25,000	23	4,473	$23,000	$48,000

Directors and Executive Officers
Kurt Workman	500	131,195	$500,000				$500,000
John Kim	500	131,195	$500,000	250	48,621	$250,000	$750,000

(1)	Additional details regarding certain of these stockholders and their equity holdings are provided in this Proxy Statement under the caption “Stock Ownership.”

(2)	Two of our directors, Lior Susan and Marc F. Stoll, are affiliated with Eclipse.

(3)	Our director, Amy N. McCullough, is affiliated with Trilogy Equity Partners, LLC.

(4)	The Samuel Thomsen Trust #2 and the Peter Thomsen Trust #2 are affiliated with Trilogy Equity Partners, LLC.
Registration Rights Agreement
On February 15, 2021, Old Owlet entered into a Merger Agreement (the “Merger Agreement”) with Sandbridge Acquisition Corporation ("SBG") and Project Olympus Merger Sub, Inc. (“Merger Sub”), whereby on July 15, 2021 Merger Sub merged with and into Old Owlet, with Old Owlet surviving as a wholly owned subsidiary of SBG (the "Merger"). Following the Merger, SBG was renamed Owlet, Inc. In connection with the Closing, SBG changed its name from Sandbridge Acquisition Corporation to Owlet, Inc. ("Owlet"). Following the consummation of the Merger, Owlet became an SEC registrant and its Common Stock and warrants commenced trading on the NYSE under the symbols “OWLT” and “OWLT WS”, respectively. In connection with the closing of the Merger, we and certain shareholders of Old Owlet and SBG entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, we agreed to file a shelf registration statement with respect to the registrable securities under the Registration Rights Agreement within 15 business days of the closing of the Merger. Certain Old Owlet shareholders and SBG shareholders may each request to sell all or any portion of their registrable securities in an underwritten offering up to two times in any 12-month period, so long as the total offering price is reasonably expected to exceed $50.0 million. We also agreed to provide “piggyback” registration rights, subject to certain requirements and customary conditions. The Registration Rights Agreement also provides that we will pay certain expenses relating to such registrations and indemnify the shareholders against certain liabilities. This registration statement was filed in August 2021.
Stockholders Agreement
In connection with the closing of the Merger, we and certain shareholders of Old Owlet entered into a Stockholders Agreement (the “Stockholders Agreement”), which provides for the following terms and other customary terms and conditions:

•	Eclipse Nomination Rights. From the closing of the Merger and until such time as Eclipse beneficially owns less than 10% of the Common Stock: (i) Eclipse will be entitled to nominate one director for election upon sufficient written notice to Owlet; and (ii) if Eclipse makes a nomination, we shall include such director as a nominee for election as a director at the applicable Owlet shareholders meeting and recommend to the Owlet shareholders that such Eclipse director be elected as a director at such Owlet shareholder meeting.

•	Chairperson. Lior Susan shall serve as Chairperson of the Board at closing of the Merger.

In connection with the 2023 Private Placement, we and Eclipse Ventures Fund I, L.P., Eclipse Continuity Fund I, L.P. and Eclipse Early Growth Fund I, L.P. entered into an Amended and Restated Stockholders Agreement (the “A&R Stockholders Agreement”), which amends and restates the Stockholders Agreement. The A&R Stockholders Agreement provides that (a) until such time as Eclipse beneficially owns less than 20.0% of the total voting power entitled to elect directors, Eclipse shall be entitled to nominate two individuals (the “Eclipse Directors” and each, an “Eclipse Director”) and (b) from such time that Eclipse beneficially owns less than 20.0% of the total voting power entitled to elect directors and until Eclipse beneficially owns less than 10.0% of the total voting power entitled to elect directors, Eclipse will be entitled to nominate one Eclipse Director. Messrs. Susan and Stoll serve as the Eclipse director nominees.
SBG Related Party Transactions- Related Party Note and Reimbursements
SBG’s sponsor, Sandbridge Acquisition Holdings LLC (the "Sponsor"), officers and directors, or any of its or their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities undertaken on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. SBG’s audit committee reviewed on a quarterly basis all payments that were made to the Sponsor, SBG’s officers and directors or any of its or their affiliates and determined which expenses and the amount of expenses that would be reimbursed. During fiscal 2022 and 2023, we did not reimburse SBG for any out-of-pocket expenses incurred by the Sponsor, SBG’s directors, officers and/or their respective affiliates.

Indemnification under the Certificate of Incorporation and Bylaws; Indemnification Agreements

We have also entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the indemnities with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the DGCL, subject to certain exceptions contained in those agreements.
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of shareholders to be held in 2025 (the “2025 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to our Corporate Secretary at our address (provided under the “Principal Executive Offices” section) not later than March 5, 2025.

Stockholders intending to present a proposal at our 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Chief Legal Officer receive written notice from the registered stockholder of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting no earlier than April 18, 2025 and no later than May 18, 2025. The notice must contain the information required by our Bylaws. In the event that the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after August 16, 2025, then our Corporate Secretary must receive such written notice not later than the 90th day prior to the 2025 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and, in certain other cases notwithstanding the shareholder’s compliance with this deadline.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

In connection with our solicitation of proxies for our 2025 Annual Meeting, we intend to file a proxy statement and proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at www.sec.gov.

HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will household materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the 2023 Annual Report by contacting Broadridge Financial Solutions, Inc. by telephone at (866) 540-7095 or in writing sent to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
2023 ANNUAL REPORT
Our 2023 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, is being mailed with this Proxy Statement to those shareholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice & Access Card can access our 2023 Annual Report, including our Annual Report on Form 10-K for 2023, at www.proxyvote.com.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a shareholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary at our address and telephone number provided under the “Principal Executive Offices” section.
Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice & Access Card or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
PRINCIPAL EXECUTIVE OFFICES
The mailing address and telephone number for our principal executive offices are:
Owlet, Inc.
3300 North Ashton Boulevard
Suite 300
Lehi, Utah 84043
Telephone: (844)334-5330

By Order of the Board of Directors:

Kurt Workman
Co-Founder, Chief Executive Officer and Director

Lehi, Utah
July 3, 2024

Appendix A

AMENDMENT TO
OWLET, INC.
2021 INCENTIVE AWARD PLAN

THIS AMENDMENT (this “Amendment”) to the Owlet, Inc. 2021 Incentive Award Plan (the “Plan”) is made and adopted by the Board of Directors (the “Board”) of Owlet, Inc., a Delaware corporation (the “Company”), subject to, and effective upon, the approval of the Company’s stockholders (the date of such approval, the “Effective Date”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan.

RECITALS

WHEREAS, pursuant to Section 11.4 of the Plan, the Board has the authority to amend the Plan from time to time, including to increase the maximum aggregate number of Shares available for issuance thereunder, subject to approval of the Company’s stockholders within twelve (12) months thereof; and

WHEREAS, the Board believes it is in the best interests of the Company and its stockholders to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, subject to approval of the increase in reserved Shares provided by this Amendment by the Company’s stockholders within twelve (12) months of the date the Board approves this Amendment:

AMENDMENT

1. The word “and” preceding subclause (iii) of Section 2.27 of the Plan is hereby deleted, and new subclause (iv) shall be added to Section 2.27 of the Plan to read as follows:

“; and (iv) 400,000 Shares.”

2. This Amendment shall be and is hereby incorporated into and forms a part of the Plan.

3. Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 13, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/OWLT2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 13, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V46144-P09048 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OWLET, INC.

The Board of Directors recommends you vote FOR each of the director nominees (Proposal 1) and FOR Proposal 2.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

    01) Laura J. Durr
    02) Amy N. McCullough
    03) Lior Susan

If any other matters properly come before the meeting, or any continuation, adjournment or postponement thereof, shares represented by properly submitted proxies will be voted on such matters in the discretion of the Named Proxies.

Only stockholders of record as of the close of business on April 19, 2024 (the record date for the meeting) are entitled to receive notice of, and to vote at, the meeting.

Authorized Signatures -- Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s) on the account. If shares are held in joint tenancy, all persons should sign. Trustees and administrators should include their title and authority. Corporations should provide the full name of the corporation and title of the authorized officer signing the proxy card and/or voting instruction form.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V46145-P09048

Owlet, Inc.
Annual Meeting of Stockholders
June 14, 2024 1:00 p.m. ET
This proxy is being solicited on behalf of the Board of Directors.

The undersigned appoints Kurt Workman and Kathryn R. Scolnick (the "Named Proxies"), and each of them, with full power of substitution, as lawful agents and proxies, to vote all the shares of Class A common stock, Series A Convertible Preferred Stock and/or Series B Convertible Preferred Stock of Owlet, Inc. (the "Company") that the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders of the Company, and any continuation, adjournment or postponement thereof, upon the matters set forth herein, and in their discretion upon such other matters as may properly come before the meeting.

This proxy, if signed, dated and returned, will be voted as directed herein by the undersigned. If this proxy is signed, dated and returned without such direction, the shares will be voted FOR the election of each of the director nominees (proposal 1) and FOR proposal 2.

All proxies previously given or executed by the undersigned with respect to the shares of Class A common stock, Series A Convertible Preferred Stock and/or Series B Convertible Preferred Stock represented by this proxy are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of 2024 Annual Meeting of Stockholders, Proxy Statement for the 2024 Annual Meeting of Stockholders and 2023 Annual Report to Stockholders.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation (or, if there is no recommendation from the Board of Directors on a proposal, the shares will not be voted on such proposal). The Named Proxies cannot vote the shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE.